STATEMENT OF ADDITIONAL INFORMATION
April 30, 2026
The Alger Portfolios (the “Trust”) is a Massachusetts business trust, registered with the Securities and Exchange Commission (the “SEC”) as an investment company, that offers interests of one or two classes in the following six portfolios (the “Portfolios”):
	Class	Ticker Symbol
Alger Capital Appreciation Portfolio	I-2 S	ALVOX
Alger Large Cap Growth Portfolio	I-2	AAGOX
Alger Mid Cap Growth Portfolio	I-2	AMGOX
Alger Small Cap Growth Portfolio	I-2	AASOX
Alger Growth & Income Portfolio	I-2	AIGOX
Alger Balanced Portfolio	I-2	ABLOX
The Trust is designed to permit insurance companies that issue variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) to offer VA contract and VLI policy holders the opportunity to participate in the performance of one or more of the Portfolios. The Portfolios also offer participation to qualified pension and retirement plans (the “Plans”) which elect to make the Portfolios an investment option for plan participants.
Each Portfolio’s financial statements and accompanying notes for the year ended December 31, 2025 are contained in Item 7 of the Portfolio's Form N-CSR and are incorporated by reference into this Statement of Additional Information (“SAI”).
This SAI is not a prospectus. It contains additional information about the Portfolios and supplements information in the Trust’s Prospectuses dated April 30, 2026. It should be read together with the applicable Prospectus. Copies of the Portfolio's Prospectus, Annual and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, may be obtained free of charge by writing Alger Family of Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, by calling (800) 992-3863, or by visiting http://www.alger.com/fundliterature.

Investment Strategies and Policies

The Prospectuses discuss the investment objectives of each series (each, a “Portfolio” and together, the “Portfolios”) of The Alger Portfolios (the “Trust”) and the principal investment strategies to be employed to achieve those objectives. The principal risks related to each Portfolio’s principal investment strategies are also noted in the Prospectuses. This section of the SAI contains supplemental information concerning all types of securities and other instruments in which a Portfolio may invest, the investment policies and portfolio strategies that a Portfolio may utilize (i.e., both principal and non-principal investment strategies) and certain risks attendant to those investments, policies and strategies (i.e., both principal and non-principal risks of investing in the Portfolio).
The Trust is an open-end management investment company that offers a selection of six portfolios, each having distinct investment objectives and policies.
Each Portfolio other than the fixed-income portion of Alger Balanced Portfolio seeks to achieve its objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolios will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Each Portfolio may hold up to 15% of its net assets (35% of net assets, in the case of Alger Balanced Portfolio and Alger Growth & Income Portfolio) in money market instruments and repurchase agreements. This amount may be higher than that maintained by other funds with similar investment objectives.
Each of the Portfolios may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to seek to increase gains and to hedge against the risk of unfavorable price movements.
The investment strategies of Fred Alger Management, LLC (“Alger Management” or the “Manager”) utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Portfolios’ securities holdings by replacing individual stocks, or reducing or increasing their relative weighting in other Portfolios, with stocks evaluated as having better appreciation potential, or improved reward to risk opportunity, or offering the portfolio diversification or other characteristics determined to be beneficial to achieving the Portfolios’ overall objectives. The Portfolios’ portfolio turnover rates may vary significantly from year to year as a result of the Portfolios’ investment process.
There is no guarantee that a Portfolio’s investment objectives will be achieved.
The Portfolios will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.
A Portfolio’s turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio’s securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.
Unforeseen Market Events
Unpredictable events such as environmental or natural disasters, war, geopolitical conflicts, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, trade disputes and changes in trade regulations, civil unrest, recessions, or other events may significantly affect the economy and the markets and issuers in which a Portfolio invests. Certain events may cause instability across global markets, including reduced liquidity, increased volatility and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others and exacerbate other preexisting political, social, and economic risks. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country, as well as relationships between countries, will adversely affect markets or issuers in other regions or countries.

These types of events may also cause widespread fear and uncertainty and result in, among other things: quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations, supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; and reductions in consumer demand and economic output. A Portfolio could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of a Portfolio, the Manager, and a Portfolio’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
In addition, global climate change may have an adverse effect on the value of securities and other assets. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.
Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Portfolio may purchase preferred stock where the issuer has stopped, or is in danger of stopping, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Portfolio may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Temporary Defensive Investments
A Portfolio may from time to time take temporary defensive investment positions that may be inconsistent with the Portfolio’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Portfolios can invest up to 100% of their assets in a variety of debt securities for defensive purposes. The Portfolios can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Portfolio shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Portfolios can buy:
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high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;
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commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);
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short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and
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repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly and are not generally subject to significant fluctuations in principal value, and their value will be less subject to interest rate fluctuation than longer-term debt securities.
Certain money market funds must impose a mandatory liquidity fee on redemptions if daily net redemptions exceed 5% of their net assets and certain money market funds may impose a discretionary liquidity fee of up to 2% on redemptions if that fee is determined to be in the best interests of the money market fund. The amount of any mandatory liquidity fee imposed by a money market fund is required to represent a good faith estimate of the costs of liquidating a pro rata portion of each of the money market fund's portfolio holdings to meet the redemptions, or 1% of the value of the shares redeemed if such an amount cannot be estimated. Such fees, if imposed, will reduce the amount the Portfolio receives on redemptions.
Convertible Securities
Each Portfolio may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments  and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.
U.S. Government Obligations
Each Portfolio may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Portfolio may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
U.S. Government Agency Securities
U.S. government agency securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Farm Credit System, the Small Business Administration, Federal Housing Administration, and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.
Bank Obligations
Bank obligations are certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.
The Portfolios will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; and (ii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations
Investments by the Portfolios in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and record-keeping standards.
Financial Institution Risk
Some instruments which a Portfolio may purchase are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the creditworthiness of any of these institutions may adversely affect the values of instruments held by a Portfolio. Adverse developments in the financial industry may cause a Portfolio to underperform relative to other portfolios that invest more broadly across different industries or have a smaller exposure to financial institutions.
Short-Term Corporate Debt Securities
These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.
Commercial Paper
These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.
Mortgage-Backed Securities
(Alger Balanced Portfolio)
The Alger Balanced Portfolio may invest in mortgage-backed securities that are Agency Pass-Through Certificates, private mortgage pass-through securities or collateralized mortgage obligations (“CMOs”), as described below.
Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or Federal Home Loan Mortgage Commission (“FHLMC”). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.
FNMA is a federally chartered and privately owned corporation organized and existing under federal law. FNMA has been placed into conservatorship of the Federal Housing Finance Agency (“FHFA”). Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof has been obligated to finance FNMA’s operation or to assist FNMA in any other manner.
FHLMC is a federally chartered corporation organized and existing under federal law. FHLMC has been placed into conservatorship of the FHFA. Neither the United States nor any agency thereof has been obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.
The mortgage loans underlying GNMA certificates are partially- or fully-guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.
The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loan receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the credit-worthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.
The Portfolio may invest in stripped mortgage-backed securities. Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and credit-worthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy.
CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:
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In a sequential-pay CMO structure, one class is entitled to receive all principal payments and pre- payments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

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A planned amortization class (“PAC”) of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.
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An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.
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As discussed above with respect to pass-through, mortgage-backed securities, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.
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A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to “caps” and “floors” on adjustments to the interest rates which they bear.
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A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a “mezzanine” class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.
It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.
Asset-Backed Securities
(Alger Balanced Portfolio)
The Alger Balanced Portfolio may invest in types of asset-backed securities which represent forms of consumer credit such as automobile and credit card receivables, manufactured (mobile) home loans, home improvement loans and home equity loans. Asset-backed securities are generally privately issued and pass through cash flows to investors. Interest and principal payments depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the credit-worthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.
Lower-Rated Securities
(Alger Balanced Portfolio)
The Alger Balanced Portfolio may invest up to 10% of its net assets in fixed-income securities rated below investment grade (“high-yield securities” or “junk bonds”), provided that such securities are rated in one of the two categories just below investment grade (BB and B of S&P Global Ratings, Fitch, Inc., and Dominion Bond Rating Service Limited, Ba and B of Moody’s Investors Service, Inc., bb and b of A.M. Best Company, Inc.) by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if unrated, are determined by Alger Management to be of equivalent quality. Such lower-rated securities may be subject to certain risks with respect to the issuer’s ability to make scheduled payments of principal and interest, and to greater market fluctuations. While generally providing higher coupons or interest rates than higher-quality securities, lower-quality fixed-income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of their issuers, and exhibit greater price volatility, especially during periods of economic uncertainty or change. Lower-quality fixed-income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher-quality securities, which react primarily to fluctuations in the general level of interest rates. The market for lower-rated securities is generally less liquid than the market for investment-grade fixed-income securities. It may be more difficult to sell lower-rated securities in order to meet redemption requests or respond to changes in the market.
Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis of the issuer at the time of the rating. Therefore, the rating assigned to any particular security is not necessarily a reflection on the issuer’s current financial condition or ability to make timely payments of interest and principal, which may be better or worse than the rating would indicate. In addition, the ratings by NRSROs do not necessarily reflect an assessment of the volatility of a security’s market value or liquidity. To the extent that the Portfolio invests in such securities, the achievement of its investment objective may be more dependent on Alger Management’s own credit analysis. If a security in which the Portfolio has invested is downgraded, so that it would no longer be eligible for purchase by the Portfolio, the Portfolio will not necessarily sell the security immediately; Alger Management will consider whether to retain or dispose of the security in the light of all the circumstances. See the Appendix to this SAI for a discussion of the rating categories.
Variable Rate Master Demand Notes
These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Portfolio and an issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Repurchase Agreements
Under the terms of a repurchase agreement, a Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio’s holding period. Repurchase agreements may be seen to be loans by the Portfolio collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the credit worthiness of those banks, dealers and clearing corporations with which the Portfolios enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of a Portfolio with any direct participants of a CCA will be subject to the mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions will be required by June 30, 2027. A Portfolio will be required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation of these requirements which may affect the cost, terms and/or availability of cleared repo transactions.
Warrants and Rights
Each Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a specified amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.
Privately Placed Securities
A private placement is an offering of a company’s securities that is not registered with the SEC and is not offered to the public. The issuers of privately placed securities are not typically subject to the same oversight and regulatory requirements, including disclosure and other investor protection requirements, to which public issuers are subject, and there may be very little public information available about the issuers and their performance. The sale or transfer of privately placed securities may be limited or prohibited by contract or law and such investments are generally considered to be illiquid. Privately placed securities are generally fair valued as they are not traded frequently. A Portfolio may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Portfolio to be less liquid. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain privately placed securities at certain times and could make it difficult for the Portfolio to sell these securities. As a result, investments in private placements can result in substantial or complete losses.
Restricted and Illiquid Securities
Each Portfolio will not invest more than 15% of its net assets in “illiquid” investments, which are defined as securities that the Manager reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Portfolio holds illiquid investments or investments that trade infrequently or in lower volumes, it may be unable to quickly sell them or may be able to sell them only at a price below current value. As a result, the Portfolio may incur a loss upon the sale of such investment in order to timely honor redemptions or may be forced to hold such investments while their price depreciates, which may cause the net asset value of a Portfolio to decline. Illiquid investments may be more difficult to value. The price that a Portfolio could receive upon the sale or disposition of an investment may be different from the Portfolio's valuation of the investment, particularly for investments that trade in lower volumes, investments that are valued using a fair valuation methodology or a price provided by an independent pricing service, or during market turmoil or volatility. As such, the Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Each Portfolio may invest in restricted securities; i.e., securities that are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable.
Each Portfolio may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ.
Restricted securities may be illiquid or less liquid. In determining the liquidity of a restricted security, the Manager will, using information obtained after reasonable inquiry, take into account relevant market, trading, and investment-specific considerations. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Portfolio could be adversely affected. Restricted securities that are determined by the Manager to be liquid are not subject to the 15% limitation.
Lending of Portfolio Securities
Each Portfolio may lend securities to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Alger Management or its affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral; (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees of the Trust (the “Board”) must terminate the loan and regain the right to vote the securities.
A Portfolio bears a risk of loss in the event that the other party to a securities loan transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.
Smaller Capitalization Companies
Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies, in which Alger Small Cap Growth Portfolio is likely to invest, may have limited product lines, markets or financial resources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
Foreign Securities
Each of Small Cap Growth Portfolio, Growth & Income Portfolio and Balanced Portfolio may invest up to 20% of the value of its total assets in foreign securities and each of Capital Appreciation Portfolio, Large Cap Growth Portfolio and Mid Cap Growth Portfolio may invest up to 100% of the value of its total assets in foreign securities. Foreign securities are securities issued by companies generally defined by a third party, or in certain circumstances by a portfolio manager, (i) that are organized under the laws of a foreign country; (ii) whose securities are primarily listed in a foreign country; or (iii) that have a majority of their assets, or derive more than 50% of their revenue or profits from business, investments, or sales, outside the United States. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to a Portfolio by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.
Executive Order on Securities Investments that Finance Communist Chinese Military Companies
On November 12, 2020, the President of the United States issued an Executive Order (the “CCMC Order”) to prohibit, beginning January 11, 2021, U.S. persons (including the Portfolios) are prohibited from transacting in certain securities and derivatives of publicly traded securities of any companies designated as a “Communist Chinese military company” (“CCMCs” and collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, “CCMC Securities”) by the U.S. Department of Defense (the “DOD”) or the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) unless such transactions are for purposes of divestment. The DOD designated an initial list of CCMCs prior to January 11, 2021 and, along with OFAC, may designate additional CCMCs from time to time. With respect to newly-designated CCMCs, U.S. persons will be prohibited from transacting in CCMC Securities 60 days after such CCMC is designated by the DOD or OFAC and will have 365 days from such designation date to divest their holdings in those CCMC Securities.
The Order was amended in June 2021 when the President of the United States issued an executive order (the “CMIC Order”, and, together with the CCMC Order, the "Orders") prohibiting U.S. persons (including the Portfolios) from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC Security”). This prohibition expands on the CCMC Order.
OFAC subsequently published, on several occasions, guidance regarding compliance with the CCMC Order, including several “Frequently Asked Questions” (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with the CCMC Order, as well as the CCMC Order’s application to U.S. funds that hold CCMC Securities (i.e., including mutual funds that hold CCMC or CMIC Securities regardless of the size of the position relative to a fund’s total assets). Certain interpretive issues related to compliance with the CCMC Order remain open, including to what extent a U.S. person could be held liable for failing to identify an unlisted entity whose name “close matches the name” of an entity designated as a CCMC.
A Portfolio’s performance may be adversely impacted by restrictions on its ability to hold CCMC or CMIC Securities. To the extent that a Portfolio holds securities of a Chinese issuer and the issuer of the Portfolio portfolio holding is deemed to be a CCMC or CIMC Security, it may have a material adverse effect on the Portfolio’s ability to pursue its investment objective and/or strategy. To the extent that the Portfolio currently transacts in securities of a foreign company on a U.S. exchange but is unable to do so in the future, the Portfolio will have to seek other markets in which to transact in such securities which could increase the Portfolio’s costs. The extent of any impact will depend on future developments, including the Portfolio’s ability to buy and sell the CCMC or CMIC Securities, valuation of the CCMC or CMIC Securities, modifications to the Orders, the issuance of additional or different interpretive guidance regarding compliance with the Orders, and the duration of the Orders, all of which are highly uncertain.
Investing in Europe
Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
For example, Russia launched a large-scale invasion of Ukraine in February 2022, significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions imposed and other punitive action taken and resulting future market disruptions in Europe and globally are impossible to predict, but could be significant and have a severe adverse effect on Russia and Europe in general, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. This conflict may expand and military attacks could occur elsewhere in Europe. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets. Whether or not a Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and relative liquidity of a Portfolio’s investments.
It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for a Portfolio and its investments. Whether or not a Portfolio invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Portfolio’s investment.
Emerging Markets Investments
A Portfolio may invest in the securities of issuers domiciled in various countries with emerging capital markets. Unless otherwise provided in the Portfolio’s Prospectuses, a country with an emerging capital market is any country that is (i) generally recognized to be an emerging market country by the international financial community, such as the International Finance Corporation, or determined by the World Bank to have a low, middle or middle upper income economy; (ii) classified by the United Nations or its authorities to be developing; and/or (iii) included in a broad-based index that is generally representative of emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in market illiquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a

Portfolio of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid than, and more volatile than, those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of a Portfolio’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If a Portfolio does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Portfolio’s net asset value will be adversely affected. If a Portfolio hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Portfolio will not benefit from the hedge it purchased, and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
Depositary Receipts
Each Portfolio may also invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States. These securities may be sponsored or unsponsored.
For ADRs and GDRs, the depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.
Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs and GDRs are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADRs and GDRs (such as dividend payment fees of the depository), although most sponsored ADRs and GDRs agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.
Foreign Debt Securities
(Alger Balanced Portfolio)
The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.
The foreign government securities in which the Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.
Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.
Derivative Transactions
General
Each Portfolio may invest in, or enter into, derivatives for a variety of reasons in accordance with its fundamental investment restrictions and investment strategies, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments a Portfolio may use, depending on its fundamental investment restrictions, include, but are not limited to options contracts, futures contracts, options on futures contracts and swaps. Derivatives may provide a cheaper, quicker or more specifically focused way for a Portfolio to invest than “traditional” securities would. The Manager, however, may decide not to employ some or all of these strategies for a Portfolio and there is no assurance that any derivatives strategy used by a Portfolio will succeed.
Regulation of Derivatives
Rule 18f-4 (“Rule 18f-4”) under the Investment Company Act of 1940, as amended (the "1940 Act"), regulates the use by registered investment companies of derivatives transactions. Under Rule 18f-4, derivatives transactions include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Portfolio is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Portfolio elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm commitments) and non-standard settlement cycle securities, unless a Portfolio intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed Settlement Securities Provision”). Rule 18f-4 requires, among other things, that certain entities adopt a derivatives risk management program, appoint a derivatives risk manager, comply with limitations on leverage-related risk based on a “value-at-risk” test and update reporting and disclosure procedures. Rule 18f-4 excepts from some of the requirements, including establishing a derivatives risk management program and calculating value-at-risk, a “limited derivatives user,” which is any fund whose derivatives exposure is limited to 10% of its net assets and which has adopted policies and procedures designed to manage derivatives risks. As of the date of this SAI, each Portfolio qualifies, and is anticipated to continue to qualify, as a limited derivatives user under Rule 18f-4.
The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. To the extent a Portfolio uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Portfolios.
OTC derivatives dealers are now required to register with the CFTC as “swap dealers” and with the SEC as “security-based swap dealers.” Registered swap dealers are subject to various regulatory requirements, including, but not limited to, margin, recordkeeping, reporting, transparency, position limits, limitations on conflicts of interest, business conduct standards, minimum capital requirements and other regulatory requirements.
OTC derivatives trades submitted for clearing are subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as margin requirements mandated by the CFTC, SEC and/or federal prudential regulators. In addition, futures commission merchants (“FCMs”), who act as clearing members on behalf of customers for cleared OTC derivatives and futures contracts, also have discretion to increase a Portfolio’s margin requirements for these transactions beyond any regulatory and clearinghouse minimums subject to any restrictions on such discretion in the documentation between the FCM and the customer. These regulatory requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions, potentially rendering certain investment strategies impossible or not economically feasible. If a Portfolio decides to execute and clear cleared OTC derivatives and/or futures contracts through execution facilities, exchanges or clearinghouses, either indirectly through an executing broker, clearing member FCM or as a direct member, a Portfolio would be required to comply with the rules of the execution facility, exchange or clearinghouse and other applicable law.
With respect to cleared OTC derivatives and futures contracts and options on futures, a Portfolio will not face a clearinghouse directly but rather will do so through a FCM that is registered with the CFTC and/or SEC and that acts as a clearing member. A Portfolio may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse simultaneously with a customer’s failure to meet its obligations to the clearing member. Clearing member FCMs are required to post initial margin to the clearinghouses through which they clear their customers’ cleared OTC derivatives and futures contracts, instead of using such initial margin in their businesses, as was widely permitted before the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”). While an FCM may require its customer to post initial margin in excess of clearinghouse requirements, and certain clearinghouses may share a portion of their earnings on initial margin with their clearing members, some portion of the initial margin that is passed through to the clearinghouse does not generate earnings for the FCM. The inability of FCMs to earn the same levels of returns on initial margin for cleared OTC derivatives as they could earn with respect to non-cleared OTC derivatives may cause FCMs to charge higher fees, or provide less favorable pricing on cleared OTC derivatives than swap dealers will provide for non-cleared OTC derivatives. Furthermore, customers, including a Portfolio, are subject to additional fees payable to FCMs with respect to cleared OTC derivatives, which may raise the cost a Portfolio of clearing as compared to trading non-cleared OTC derivatives bilaterally.
The CFTC and the U.S. commodities exchanges impose limits on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on U.S. commodities exchanges. For example, the CFTC has historically imposed speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. A Portfolio could be required to liquidate positions it holds in order to comply with position limits or may not be able to fully implement trading instructions generated by its trading models, in order to comply with position limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.
New regulations and the resulting increased costs and regulatory oversight requirements may result in market participants being required or deciding to limit their trading activities, which could lead to decreased market liquidity and increased market volatility. In addition, transaction costs incurred by market participants are likely to be higher due to the increased costs of compliance with the new regulations. These consequences could adversely affect a Portfolio’s returns.
Risks of Derivative Transactions
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance.
If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Portfolio’s other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
Short Sales
Each Portfolio may sell securities “short against the box.” While a short sale is the sale of a security the Portfolio does not own, it is “against the box” if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.
Additionally, each Portfolio may enter into short sales that are not “against the box”. Short sales that are not “against the box” are also known as naked short sales, meaning a Portfolio does not own the securities against which the short sale was entered, exposing a Portfolio to unlimited risk. In order to engage in a short sale, a Portfolio arranges with a broker to borrow the security being sold short. A Portfolio must deposit collateral, consisting of cash or marketable securities, with the broker to secure a Portfolio’s obligation to replace the security. In addition, a Portfolio must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, a Portfolio will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, a Portfolio will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, a Portfolio will experience a gain to the extent the difference in price is greater than these costs.
Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions. Regulations imposed by the SEC, and the potential for further interventions by the SEC or other regulators, may discourage or impede short selling practices due to the increased economic, regulatory, compliance and disclosure obligations or risks that they present. In accordance with Rule 18f-4, each Portfolio considers short sales to be derivatives.

Reverse Repurchase Agreements
(Alger Balanced Portfolio)
Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, a Portfolio would assume the role of seller/borrower in the transaction. A Portfolio will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of the securities. A Portfolio’s use of reverse repurchase agreements is governed in accordance with the requirements of Rule 18f-4.
Options
Each Portfolio may purchase put and call options and write (i.e., sell) put and call options on individual securities, baskets of securities, securities indexes, or particular measurements of value or rates, such as an index of the price of treasury securities or an index representative of short-term interest rates to increase gains or to hedge against the risk of unfavorable price movements, although the Portfolios currently do not intend to rely on these strategies extensively, if at all. A Portfolio may make such investments on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but are subject to greater credit risk. OTC options also involve greater illiquidity risk.
A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.
A Portfolio may write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A call option written by a Portfolio on a security is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account.
A Portfolio may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Portfolio. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Portfolio must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Portfolio’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Portfolio must purchase the underlying security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Portfolio will lose the difference.

A Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, when such put options are covered. A put option is “covered” if a Portfolio maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
A Portfolio may also write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Portfolio does not currently have a corresponding short position or has not deposited cash collateral equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Portfolio has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Portfolio will retain the premium and will not have to purchase the securities or instruments at the exercise price.
If a Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once a Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. Similarly, if a Portfolio is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when a Portfolio so desires.
A Portfolio would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.
An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that a Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If a Portfolio, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.
In addition to options on securities, a Portfolio may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, a Portfolio is obligated, in return for the premium received, to make delivery of this amount. A Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase these options unless the Manager is satisfied with the development, depth and liquidity of the market and the Manager believes the options can be closed out.

Price movements in a Portfolio’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of the Manager to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Manager might be forced to liquidate portfolio securities to meet settlement obligations.
Although the Manager will attempt to take appropriate measures to minimize the risks relating to any trading by a Portfolio in put and call options, there can be no assurance that a Portfolio will succeed in any option trading program it undertakes.
Although the Portfolios will in any event generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. A Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio’s total assets, although no more than 5% will be committed to transactions entered into for non-hedging (speculative) purposes.
Futures
A Portfolio may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. These practices are deemed to be speculative and may cause the net asset value of a Portfolio to be more volatile than the net asset value of a fund that does not engage in these activities.
A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a Portfolio realizes a capital gain, or if it is more, a Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Portfolio realizes a capital gain, or if it is less, a Portfolio realizes a capital loss. Transaction costs also are included in these calculations.
Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of a Portfolio’s net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses.
Successful use of futures by a Portfolio also is subject to the Manager’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, a Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances a Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.
Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or a Portfolio could incur losses as a result of those changes. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.
A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Portfolio may use index futures as a substitute for a comparable market position in the underlying securities.
If the Portfolio uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Portfolio varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if market movements are not as anticipated when the hedge is established.
An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. A Portfolio would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in a Portfolio’s securities which were the subject of the hedge. In addition, any purchase by a Portfolio of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.
A Portfolio’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC (see “Regulation of Derivatives” above) and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.
A Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Foreign Currency Transactions
Each Portfolio may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities a Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes. The currency exposure of a Portfolio’s portfolio typically will be unhedged to the U.S. dollar.
Foreign currency transactions may involve, for example, a Portfolio’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve a Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency a Portfolio contracted to receive. A Portfolio’s success in these transactions may depend on the ability of the Manager to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.
Swap Transactions
Each Portfolio may engage in swap transactions, including currency swaps (discussed above under “Foreign Currency Transactions”), index swaps and total return swaps. A Portfolio may enter into swaps for both hedging purposes and to seek to increase total return. A Portfolio also may enter into options on swap agreements, sometimes called “swaptions.”
Swap agreements are two-party OTC contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.
Most swap agreements entered into by a Portfolio are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, a Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Portfolio.
Total Return Swaps: In a total return or “equity” swap agreement, one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an individual security, a basket of securities, an equity index, loans or bonds. Total return swaps on an individual security, basket of securities or securities indices may sometimes be referred to as “contracts for difference.” Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Upon entering into a total return swap, a Portfolio is required to deposit initial margin but the parties do not exchange the notional amount. As a result, total return swaps may effectively add leverage to a Portfolio’s portfolio because the Portfolio would be subject to investment exposure on the notional amount of the swap.

Options on Swaps (“Swaptions”): A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a Portfolio generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
With respect to uncleared swaps, swap dealers are required to collect variation margin from a Portfolio and may be required by applicable regulations to collect initial margin from a Portfolio. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations.
The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of a Portfolio would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
A Portfolio will enter into swap agreements only when the Manager believe it would be in the best interests of the Portfolio to do so and the Portfolio is operationally able to do so. In addition, a Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Portfolio’s repurchase agreement guidelines).
Firm Commitment Agreements and When-Issued Purchases
Firm commitment agreements and “when-issued” purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Portfolio purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. Rule 18f-4 permits a Portfolio to enter into firm commitment agreements and when-issued purchases, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction meets the Delayed-Settlement Securities Provision. If a firm commitment agreement or when-issued purchase does not satisfy the Delayed-Settlement Securities Provision, it will be treated as a derivative transaction under Rule 18f-4.
Combined Transactions
A Portfolio may enter into multiple derivatives transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, swaps, structured notes and any combination of futures, options, swaps, currency and interest rate transactions (“component transactions”), to the extent permissible under its fundamental investment restrictions, instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Manager, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Borrowing
Each Portfolio may borrow from banks for temporary or emergency purposes. Additionally, large redemption requests may exceed the cash balance of a Portfolio and a Portfolio may engage in borrowing to meet redemptions. In such cases, amounts borrowed may or may not be repaid with subscriptions to a Portfolio while such borrowings are outstanding. In addition, Alger Capital Appreciation Portfolio may borrow and certain Portfolios are currently borrowing money from banks to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Portfolio’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of a Portfolio’s shares will decrease faster than would otherwise be the case. In accordance with the 1940 Act, a Portfolio is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of its borrowings. Maintaining asset coverage of 300% means that a Portfolio’s liabilities may comprise up to a third of its assets. For example, if a Portfolio had $100 in total assets, and the Portfolio borrowed $50, the Portfolio’s total assets would be $150, and its liabilities would be $50. A Portfolio would have 300% asset coverage. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Interfund Loans
The SEC has granted an exemption permitting the funds advised by Alger Management to participate in an interfund lending program. This program allows the funds to borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each Portfolio may borrow in an amount up to 10% of its net assets from other funds. If a Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, such Portfolio will secure all of its loans from other funds. The ability of the Portfolio to lend cash to or borrow cash from other funds is subject to certain other terms and conditions. The Board is responsible for overseeing the Trust’s participation in the interfund lending program.
Exchange-Traded Funds
To the extent otherwise consistent with their investment policies and applicable law, each Portfolio may invest in ETFs, which are typically open-end funds or unit investment trusts whose shares are listed on a national stock exchange.
Investments in ETFs subject a Portfolio to the risks of the ETF, as well as the risks of the ETF’s portfolio securities. In addition, the values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility.
Shares of ETFs may at times be acquired at market prices representing premiums to their net asset values (“NAVs”). In addition, ETFs held by a Portfolio could trade at a discount from NAV, and such discount could increase while the Portfolio holds the shares. If the market price of shares of an ETF decreases below the price that a Portfolio paid for the shares and the Portfolio were to sell its shares of such ETF at a time when the market price is lower than the price at which it purchased the shares, the Portfolio would experience a loss.
In addition, if a Portfolio acquires shares in ETFs, including affiliated ETFs, shareholders would bear both their proportionate share of expenses in a Portfolio and, indirectly, the expenses of such ETF. Such expenses, both at the Portfolio level and acquired ETF level, would include management and advisory fees, unless such fees have been waived by the Manager. Please see your Portfolio’s Prospectuses to determine whether any such management and advisory fees have been waived by the Manager.

Registered Funds
The Portfolios may invest in shares of other investment companies (including ETFs, as discussed above), to the extent permitted by applicable law, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Portfolio. A Portfolio’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Portfolio’s expenses. Section 12(d)(1)(A) of the 1940 Act prohibits a Portfolio from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the adoption of Rule 12d1-4 under the 1940 Act and the rescission of Rule 12d1-2 under the 1940 Act and certain exemptive relief issued by the SEC permitting such investments in excess of the limitations of Section 12(d)(1). Rule 12d1-4, which became effective on January 19, 2021, permits a Portfolio to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters became effective on January 19, 2022.
To the extent a Portfolio invests in other Alger-sponsored funds in excess of the Section 12(d)(1) limits, the Portfolio will do so in reliance on Rule 12d1-4. As discussed in the “Management” section of the SAI, Alger Management waives a Portfolio’s advisory fee in an amount corresponding to the advisory fee borne by the Portfolio as an investor in any underlying Alger-sponsored fund.
Master Limited Partnerships
Each Portfolio may invest in master limited partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs generally have two classes of owners, the general partner and limited partners. The general partner typically controls the partnership’s operations and management. The Portfolios may purchase publicly traded common units issued to limited partners of MLPs. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax; rather, its income, gain or losses pass through to common unitholders. The value of an MLP generally fluctuates predominantly based on prevailing market conditions and the success of the MLP. Investments held by MLPs may be relatively illiquid, and MLPs themselves may trade infrequently and in limited volume. MLPs involve the risks related to their underlying assets, and risks associated with pooled investment vehicles.
Initial Public Offerings (“IPOs”)
The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. IPOs have the potential to produce substantial gains. There is no assurance that a Portfolio will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Portfolio increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.
Venture Capital and Private Equity Investments
A Portfolio may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments, including private investments in public equities (“PIPEs”). To capitalize on such opportunities, the Portfolio may invest in venture capital or private equity funds, direct private equity investments, PIPEs, and other investments that the Manager determines to have limited liquidity (“Special Investment Opportunities”). Special Investment Opportunities involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses. There may be no trading market for Special Investment Opportunities, and the sale or transfer of such securities may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an IPO or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. Some Special Investment Opportunities in which a Portfolio may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such Special Investment Opportunities may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. A Portfolio can offer no assurance that the marketing efforts of any particular Special Investment Opportunity will be successful or that its business will succeed. Positions in Special Investment Opportunities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, a Portfolio that holds such positions may be required to do so for several years, if not longer, regardless of adverse price movements. Investment in Special Investment Opportunities may cause a Portfolio to be less liquid than would otherwise be the case.
With respect to PIPE transactions, PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.
Real Estate Investment Trusts (“REITs”)
A Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and a Portfolio will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of a Portfolio’s investment strategy results in the Portfolio investing in REIT shares, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio which is comprised of REIT shares. Ordinary REIT dividends received by a Portfolio and distributed to the Portfolio’s shareholders will generally be taxable as ordinary income and will not constitute “qualified dividend income.” However, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a regulated investment company may report dividends as eligible for this deduction to the extent the regulated investment company’s income is derived from ordinary REIT dividends (reduced by allocable regulated investment company expenses). A shareholder may treat the dividends as such provided the regulated investment company and the shareholder satisfy applicable holding period requirements.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Cyber Security Risk
With the increasing use of the internet and technology in connection with Portfolio operations, the Portfolios and their service providers are susceptible to greater operational and information security risks through breaches of cyber security. Cyber security breaches include stealing or corrupting data maintained online or digitally, “denial of service” attacks on websites, the unauthorized monitoring, misuse, loss, destruction or corruption of confidential information, unauthorized access to systems, compromises to networks or devices that the Portfolios and their service providers use to service Portfolio operations, and operational disruption or failures in the physical infrastructure or operating systems that support the Portfolios and their service providers. Cyber security breaches affecting a Portfolio or any of the Portfolios’ intermediaries or service providers may adversely impact the Portfolio and its shareholders, potentially resulting in financial losses or the inability of Portfolio shareholders to transact business. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Portfolio’s ability to calculate NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolios to regulatory fines or financial losses and/or cause reputational damage. The Portfolios may also incur additional costs for cyber security risk management programs designed to mitigate or prevent the risk of cyber security breaches. Such costs may be ongoing because threats of cyber attacks are constantly evolving. Issuers of securities in which the Portfolios invest are also subject to similar cyber security risks, which could result in material adverse consequences for such issuers, and may cause the Portfolios’ investments in such companies to lose value. There can be no assurance that the Portfolios or their service providers, or the issuers of the securities in which the Portfolios invest, will not suffer losses relating to cyber security breaches in the future. In addition, the Portfolios have no control over the cybersecurity protections established by their service providers or third-party vendors. Despite reasonable precautions, the risk remains that such incidents could occur, and that such incidents could cause damage to individual investors due to the risk of exposing confidential personal data about investors to unintended parties. Increased geopolitical tensions may increase the risk of cyber attacks.
Investment Restrictions
The investment restrictions numbered 1 through 8 below have been adopted by each of the Portfolios as fundamental policies. Under the 1940 Act, a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Portfolio, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of the Portfolio present at a Portfolio meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Each of the Portfolios’ investment objectives is a non-fundamental policy, which may be changed by the Board at any time.
For each Portfolio:
1. Except as otherwise permitted by the 1940 Act (which currently limits borrowing to no more than 33 1∕3% of the value of the Portfolio’s total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not borrow money.

2. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.
3. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Portfolio.
4. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio’s borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.
5. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not purchase, hold or deal in real estate, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.
6. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not invest in physical commodities or physical commodities contracts, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.
7. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.
8. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Portfolio may not (a) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio’s total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation, nor (b) hold more than 10% of the outstanding voting securities of any single issuer (this restriction in clause (b) applies only with respect to 75% of the Portfolio’s total assets).
Notations Regarding the Investment Restrictions
The following notations are not considered to be part of a Portfolio’s fundamental investment restrictions and are subject to change without shareholder approval.
Except in the case of the percentage limitation set forth in Investment Restriction No. 1 and as may be otherwise stated, the percentage limitations contained in the foregoing restrictions and in the Portfolio’s other investment policies apply at the time of purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio’s assets will not constitute a violation of the restriction. With respect to the percentage limitation set forth in

Investment Restriction No. 1, however, if borrowings exceed 33 1∕3% of the value of the Portfolio’s total assets as a result of a change in values or assets, the Portfolio shall take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.
For purposes of Investment Restriction No. 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of related industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in Investment Restriction No. 7 will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: the purchase of government securities, domestic bank deposit instruments, or tax-exempt securities issued by governments or their political subdivisions (excluding private activity municipal debt securities), or as otherwise permitted by the SEC. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. With respect to each Portfolio’s industry classifications, each Portfolio currently utilizes the classifications of any one or more third party sources and/or as defined by Portfolio management. The policy also will be interpreted to give broad authority to each Portfolio as to how to classify issuers within or among industries.
Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for a Portfolio are made by the Manager, which also is responsible for placing these transactions, subject to the overall review of the Board. Although investment requirements for each Portfolio are reviewed independently from those of the other accounts or funds managed by the Manager, investments of the type the Portfolios may make also may be made by these other accounts or funds. When a Portfolio and one or more other funds or other accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.
Transactions in equity securities are in most cases effected on U.S. and foreign stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.
In the Manager’s view, companies continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation. As a result, the Portfolios may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management’s philosophy to pursue each Portfolio’s investment objective by managing these Portfolios actively, which may result in high portfolio turnover. The portfolio turnover rate for each Portfolio is included in the Portfolio’s Summary Prospectus as well as the financial highlights section of the Portfolio’s Prospectus. Increased portfolio turnover will have the effect of increasing a Portfolio’s brokerage and custodial expenses.
To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board has determined that portfolio transactions may be executed through Fred Alger & Company, LLC (“Alger LLC” or the “Distributor”), a registered broker-dealer, if, in the judgment of the Manager, the use of Alger LLC is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger LLC charges the Portfolio involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-

counter purchases and sales are transacted directly with principal market makers except in cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Portfolio except pursuant to exemptive rules or orders adopted by the SEC.
In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), provided to the Portfolio involved, the other Portfolios and/or other accounts over which Alger Management or its affiliates exercise investment discretion to the extent permitted by law. The Board periodically reviews the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Portfolios.
Alger LLC does not engage in principal transactions with the Portfolio and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include certain securities traded in the over-the-counter markets, money market investments and most debt securities.
During the fiscal years ended December 31, 2023, 2024, and 2025, the Portfolios paid commissions in connection with portfolio transactions as follows:
	Broker Commissions Paid for 2023
		Paid to Alger LLC			Soft Dollar Transactions
	Total Paid by the Portfolio	Dollar Amount Paid to Alger LLC	% of Brokerage Commissions Paid to Alger LLC	% of Dollar Amount of Transactions Effected through Alger LLC	Value of Transactions	Commissions
Alger Capital Appreciation Portfolio	$230,434	$30,690	13%	13%	$196,335,550	$88,968
Alger Large Cap Growth Portfolio	241,209	27,866	12%	9%	64,319,220	37,907
Alger Mid Cap Growth Portfolio	71,545	4,889	7%	4%	50,523,625	20,544
Alger Small Cap Growth Portfolio	136,208	28,901	21%	13%	32,328,710	39,324
Alger Growth & Income Portfolio	1,498	56	4%	4%	895,200	256
Alger Balanced Portfolio	1,661	60	4%	2%	882,542	279
	$682,555	$92,462	14%	11%	$345,284,847	$187,278

	Broker Commissions Paid for 2024
		Paid to Alger LLC			Soft Dollar Transactions
	Total Paid by the Portfolio	Dollar Amount Paid to Alger LLC	% of Brokerage Commissions Paid to Alger LLC	% of Dollar Amount of Transactions Effected through Alger LLC	Value of Transactions	Commissions
Alger Capital Appreciation Portfolio	$254,225	$21,551	8%	4%	$266,271,849	$113,930
Alger Large Cap Growth Portfolio	131,802	29,877	23%	14%	97,267,474	42,142
Alger Mid Cap Growth Portfolio	77,925	21,272	27%	9%	48,266,613	21,482
Alger Small Cap Growth Portfolio	160,434	18,745	12%	7%	58,672,718	77,789
Alger Growth & Income Portfolio	2,689	-	0%	0%	1,592,817	1,058
Alger Balanced Portfolio	3,027	3,522	116%	15%	1,395,848	1,056
	$630,102	$94,967	15%	8%	$473,467,319	$257,455

	Broker Commissions Paid for 2025
		Paid to Alger LLC			Soft Dollar Transactions
	Total Paid by the Portfolio	Dollar Amount Paid to Alger LLC	% of Brokerage Commissions Paid to Alger LLC	% of Dollar Amount of Transactions Effected through Alger LLC	Value of Transactions	Commissions
Alger Capital Appreciation Portfolio	$460,637	$42,680	9%	8%	$354,131,405	$145,344
Alger Large Cap Growth Portfolio	251,866	54,213	22%	22%	287,613,544	93,934
Alger Mid Cap Growth Portfolio	124,752	26,157	21%	21%	70,398,770	26,280
Alger Small Cap Growth Portfolio	127,669	16,037	13%	18%	35,079,558	41,412
Alger Growth & Income Portfolio	1,434	-	0%	0%	986,358	184
Alger Balanced Portfolio	1,824	-	0%	0%	1,040,016	192
	$968,182	$139,087	14%	15%	$749,249,651	$307,345
The increase in brokerage commissions paid by Alger Capital Appreciation Portfolio and Alger Large Cap Growth Portfolio in the fiscal year ended December 31, 2025 when compared to the prior fiscal year was primarily the result of portfolio management.
As of December 31, 2025, Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Small Cap Growth Portfolio, and Alger Mid Cap Growth Portfolio did not hold securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act). As of December 31, 2025, Alger Growth & Income Portfolio and Alger Balanced Portfolio held securities of their regular brokers or dealers as follows:
Alger Growth & Income Portfolio	Dollar Value of Securities Owned
J.P. Morgan Chase & Co.	$1,902,709
Morgan Stanley	$1,372,839
Bank of America Corp.	$619,575

Alger Balanced Portfolio	Dollar Value of Securities Owned
Bank of America Corp.	$626,945
J.P. Morgan Chase & Co.	$2,432,628
Morgan Stanley	$1,400,712
Citigroup Inc.	$502,636
Portfolio Turnover
No Portfolio experienced significant variation in portfolio turnover rate in the fiscal year ended December 31, 2025 when compared to prior fiscal years.
Disclosure of Portfolio Holdings
The Board has adopted policies and procedures relating to disclosure of a Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolios.
Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios) are acceptable.
The Portfolios make their full holdings available on an annual and semi-annual basis in publicly available filings on Form N-CSR and after the first and third fiscal quarters as an exhibit to its regulatory filings on Form N-PORT. These regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios’ fiscal quarter.

In addition, the Portfolios make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.
In accordance with the foregoing, the Portfolios provide portfolio holdings information to third parties including financial intermediaries, Portfolio shareholders redeeming in-kind, and service providers who need access to this information in the performance of their services or in connection with an in-kind redemption by a Portfolio shareholder, and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. This agreement must be approved by the Portfolios’ Chief Compliance Officer.
The Board periodically reviews a report disclosing the third parties to whom each Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.
In addition to material the Portfolios routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Portfolio’s portfolio versus an index (such as P/E (or price to book) ratio), EPS forecasts, alpha, beta, capture ratio, maximum drawdown, standard deviation, Sharpe ratio, information ratio, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Portfolios at (800) 992-3863 to obtain such information.
Each Portfolio provides its portfolio holdings on a daily basis, with no lag, to each of Abel Noser, Alpha Theory, Bloomberg, Factset, Security Class Action Services, LLC, and William O’Neil + Co. Inc. Each Portfolio has ongoing arrangements to provide its portfolio holdings to each of Callan Associates, Epiq eDiscovery Solutions, Inc., Equest, eVestment Alliance, LLC, Fascet LLC, ICE Data Services, InsiderScore, Mercer Investment Consulting, Morningstar, Oppenheimer, PSN, S&P Global Inc., RBC Capital Markets, Refinitiv US LLC, ReFlow Fund, LLC, Renaissance Macro, Seismic, Synergy Capital Management, Vantagepoint Investment Management, Inc., and Wilshire. Neither a Portfolio nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Portfolios and may therefore be subject to fees applicable to all shareholders. Alger Management also manages accounts for individuals and institutions. Holders of these accounts may own many of the same securities as a Portfolio, and therefore may be generally aware of the portfolio holdings of a Portfolio.
Net Asset Value

The price of one share of a class is based on its net asset value or “NAV.” The NAV is computed by adding the value of a Portfolio’s investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of shares of the class outstanding. The NAV of a share of a given class may differ from that of one or more other classes of a Portfolio. NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open.
Purchases of shares will be based upon the next net asset value calculated for each class after your order is received and accepted by the Transfer Agent or other designated intermediary. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.
The NYSE is generally open on each Monday through Friday, except New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Juneteenth, Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of a Portfolio are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, at a price within the bid and asked price or the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued may be used. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by Alger Management, as the Board’s valuation designee.
Securities in which the Portfolios invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of these markets (generally foreign markets) and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the Manager, pursuant to policies established by the Board, believes to be fair values of these securities as of the close of the NYSE. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.
The valuation of money market instruments with maturities of 60 days or less held by a Portfolio is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.
Purchases and Redemptions

Shares of the Portfolios are offered by the Trust on a continuous basis to separate accounts of certain life insurance companies (“Participating Insurance Companies”) and to Plans. Shares are distributed by Alger LLC as principal underwriter for the Portfolios pursuant to a distribution agreement (the “Distribution Agreement”) which provides that Alger LLC accepts orders for shares at net asset value and no sales commission or load is charged.
The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the VA contracts and VLI policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA contracts and VLI policies. Plan trustees purchase and redeem Portfolio shares. Plan participants cannot contact the Trust directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Plan. The Portfolios do not assess any fees, either when they sell or when they redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA contracts or VLI policies. These fees should be described in the Participating Insurance Companies’ prospectuses. Any charges assessed by the Plans should be described in the Plan documents. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolios.
The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Portfolios; or (iv) at any other time when the Portfolios may, under applicable laws and regulations, suspend payment on the redemption of its shares.
Payment for shares tendered for redemption is ordinarily made in cash. However, the Board has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Portfolio to make payment of a redemption order wholly in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities for the purposes of making in-kind redemptions will be the same as the method the Portfolio generally uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined. If the Portfolio pays large redemptions in cash, these transactions may increase the Portfolio’s transaction costs and detract from the Portfolio’s performance. Large purchases pose similar risks.
Securities for in kind redemptions will generally be selected on a pro rata basis pursuant to the Trust’s procedures. However, in certain circumstances, and in accordance with the Trust’s procedures, the Manager may instead select securities for in kind redemptions on a non-pro rata basis. These circumstances include managing and optimizing a Portfolio’s portfolio composition and operational considerations such as restricted securities.
Distribution Plan
Under a distribution plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, each Portfolio that offers Class S shares may pay Alger LLC a fee, at an annual rate of up to 0.25% of the average daily net assets of the Portfolio allocable to Class S shares of the Portfolio, if any, primarily for remittance to Participating Insurance Companies and qualified plan service providers as compensation for distribution assistance and shareholder services with respect to Class S shares. The Plan is a “compensation” type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets allocable to the Class S shares of a Portfolio for recordkeeping and administrative services as well as activities that are primarily intended to result in sales of Class S shares of the Portfolio, including but not limited to preparing, printing and distributing prospectuses, SAI, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; compensating agents; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant-level recordkeeping and administrative services; and similar activities. The Trustees unanimously approved the Plan on February 5, 2002, and it became effective on May 1, 2002. The Plan and any related agreement that is entered into by a Portfolio in connection with the Plan remains in effect from year to year, provided such continuation is approved annually by vote of a majority of the Trustees and of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (the “12b-1 Independent Trustees”). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Independent Trustees, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent with respect to a Portfolio without the approval of the Class S shareholders of the Portfolio. In addition, the Plan may be terminated with respect to any Portfolio at any time, without penalty, by vote of a majority of the outstanding Class S shares of the Portfolio or by vote of a majority of the 12b-1 Independent Trustees.
Alger LLC’s selling expenses during the fiscal year ended December 31, 2025 were as follows:
Class S Shares
Advertising & Promotion	$2,579
Compensation to Dealers	112,665
Compensation to Sales Personnel	7,422
Printing	286
Total Selling Expenses	$122,952

Expenses of the Portfolios
Subject to any expense limitations described in each Portfolio’s Prospectus(es), each Portfolio will generally bear its own expenses. Operating expenses for each Portfolio generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class S shares of each Portfolio may pay Alger LLC for expenses incurred in distributing shares of that class and for servicing shareholder accounts. Trustwide expenses not identifiable to any particular Portfolio or class will be allocated in a manner deemed fair and equitable by the Board. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Portfolios while retaining the ability to be reimbursed by the applicable Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Portfolio’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.
ReFlow Liquidity Program
Each Portfolio may participate from time to time in a program offered by ReFlow Fund, LLC (“ReFlow”). Pursuant to the program and subject to certain conditions, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by purchasing Portfolio shares at NAV in an amount up to the value of the net shares redeemed. Following purchases of Portfolio shares, ReFlow then redeems those shares when a Portfolio experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at a Portfolio’s or ReFlow’s discretion. While ReFlow holds a Portfolio’s shares, it has the same rights and privileges with respect to those shares as any other shareholder. However, investments in a Portfolio by ReFlow in connection with the ReFlow program are not subject to the purchase and sale limitations described in “Limitations on Excessive Trading” in your Portfolio’s Prospectus.
In the event a Portfolio uses the ReFlow program, the Portfolio will pay a fee to ReFlow each time ReFlow purchases Portfolio shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Portfolio shares purchased by ReFlow. ReFlow’s purchases of Portfolio shares through the liquidity program are made on an investment-blind basis without regard to a Portfolio’s investment objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Portfolio. ReFlow purchases a Portfolio’s lowest-cost share class at NAV and will not be subject to any investment minimum applicable to such shares. ReFlow will periodically redeem its entire share position in a Portfolio. When ReFlow redeems all or part of a position in a Portfolio, the Portfolio may pay all or a portion of such redemption in kind. Each Portfolio expects that in-kind redemptions will comprise a significant portion of redemptions paid to ReFlow. Such in-kind redemptions will be made in accordance with each Portfolio’s redemption-in-kind policies, described in “Purchases and Redemptions” in this SAI.
Participating Insurance Companies and Plans

The Trust currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of VA contracts and VLI policies may differ, that the Participating Insurance Companies may not be affiliated with each other or that the Portfolios may offer their shares to Plans. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Participating Insurance Company separate accounts or Plans might withdraw their investment in a Portfolio, which might cause the Portfolio to sell portfolio securities at disadvantageous prices, and orderly portfolio management could be disrupted to the potential detriment of the VA contract and VLI policy holders or Plan participants. The VA contracts and VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies, and the Plans are described in the Plan documents made available by the Plan sponsors. The Trust assumes no responsibility for such prospectuses or plan documents.
Tax qualified plans may also invest in the Portfolios. The Trust assumes no responsibility for confirming the tax status of shareholders, or their effect on the tax status of other Portfolio shareholders.
Management

Trustees and Officers of the Trust
The Trust is governed by the Board which is responsible for protecting the interests of shareholders under Massachusetts law.
The Board has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) each Portfolio’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of each Portfolio’s financial statements and the independent audit thereof. The members of the Audit Committee are Charles F. Baird, Jr., David

Rosenberg and Nathan E. Saint-Amand. The Audit Committee met five times during the Trust’s last fiscal year. The function of the Nominating Committee is, among other things, to select and nominate all candidates for election as Independent Trustees to the Board. The Nominating Committee, which met two times during the Trust’s last fiscal year, is composed of all the Independent Trustees.
While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing to the Secretary of the Trust, c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, New York 10004. Any submission should include the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Portfolios that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” (as defined in the 1940 Act) of the Trust, and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in a solicitation of proxies for election of Trustees of a registered investment company in an election contest pursuant to Regulation 14A under the Securities Exchange Act (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a Trustee (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the Trust’s By-laws.
Board’s Risk Oversight Role
Risk oversight is part of the Board’s general oversight of the Trust. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s Chief Investment Officer (or a senior representative of his office) and portfolio management personnel, which include reports on the investment performance of the Portfolios.
The Board receives regular compliance reports prepared by the Trust’s and the Manager’s Chief Compliance Officer and meets regularly with the Chief Compliance Officer to discuss various compliance matters, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the Trust’s and the Manager’s Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Board. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact with the Trust’s independent registered public accounting firm and the Trust’s Principal Financial Officer.
With respect to liquidity risk, the Board reviews, no less frequently than annually, a written report prepared by the Manager as the administrator of the Trust’s liquidity risk management program that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. The Board also receives regular liquidity reports. With respect to valuation risk, the Board oversees the Manager in its role as valuation designee and reviews periodic reporting addressing valuation matters with respect to each Portfolio, including the Manager’s annual assessment of the adequacy and effectiveness of its process for determining the fair value of each Portfolio’s portfolio securities.
The Board also receives periodic presentations from senior personnel of the Manager regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board also may receive special reports or presentations on a variety of matters, either upon the Board’s request or upon the initiative of the Manager. The Board receives reports from counsel to the Trust or counsel to the Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Portfolios’ investment activities.

Board Composition and Leadership Structure
The 1940 Act requires that at least 40% of the Trust’s trustees be Independent Trustees and as such not be affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 86% of the Trust’s Trustees, including the Chair of the Board, are Independent Trustees. The Chair of the Board chairs Board meetings and executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The Board has determined that its leadership structure, in which the Chair of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager provides to the Trust and potential conflicts of interest that could arise from this relationship.
Trustees of the Trust, together with information as to their positions with the Trust, and principal occupations, are shown below.
Name, (Year of Birth), and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):
Hilary M. Alger (1961)	Trustee since 2007	Non-profit Fundraising Consultant from 2015 to 2024, Schultz & Williams; Non- profit Fundraising Consultant since 2014, Hilary Alger Consulting; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member from 2017 to 2023, Germantown Friends School; Trustee from 1995 to 2023, Target Margin Theater.	35	Board of Directors, Alger Associates, Inc.
Non-Interested Trustees:
Charles F. Baird, Jr. (1953)	Trustee since 2007	Managing Partner of North Castle Partners (private equity securities group).	35
Jean Brownhill (1977)	Trustee since 2024	CEO and Founder since 2011, Sweeten Inc. (home renovation referral company).	35	Board Member, The New Home Company Inc.; Board Member, HELP USA.
Susan L. Moffet (1966)	Trustee since 2024	Managing Director and Partner since 2014, and various other roles since 1993, Boston Consulting Group (“BCG”).	35	Board Member, Sequoia Parks Conservancy.

Name, (Year of Birth), and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Jay C. Nadel (1958)	Trustee since 2024	Consultant since 2004.	35
Chairman of the Board of
Trustees, City National
Rochdale Funds (5
funds); Trustee, The
Advisors’ Inner Circle
Fund III (56 funds),
Symmetry Panoramic
Trust (8 funds), Gallery
Trust (4 funds), Wilshire
Private Assets Master
Fund, and Wilshire
Private Assets Fund;
Director, Chiron Capital
Allocation Fund Ltd., FS
Alternatives Fund
(Cayman), FS Managed
Futures Fund (Cayman),
FS Real Asset Fund
(Cayman), and Legal &
General Commodity
Strategy Fund Offshore
Ltd.
Former Directorships:
Trustee, Schroder Global
Series Trust to 2021 (3
funds); Trustee, Schroder
Series Trust to 2022 (2
funds); Wilshire Private
Assets Tender Fund to
2024.

David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, and Director of Robert Zicklin Center for Corporate Integrity since 2012, Zicklin School of Business, Baruch College, City University of New York.	35
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1988	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	35

(1)
The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)
Ms. Alger is an “interested person” (as defined in the 1940 Act) of the Trust by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.
(3)
“Alger Fund Complex” refers to the Trust and the six other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other six registered investment companies in the Alger Fund Complex.
Information About Each Trustee’s Experience, Qualifications, Attributes or Skills
The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the skills, experience and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Trust’s or the Manager’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
The following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (this supplements information provided in the table above), which the Board believes help the Trustees to exercise effective business judgment.
●
Hilary M. Alger — In addition to her tenure as a Board member of all of the Alger Fund Complex funds (some since 2003), Ms. Alger has over 25 years experience in development for non- profit entities, and prior to that, worked as a securities analyst at Alger Management. Ms. Alger owns securities issued by, and serves on the Board of Directors of, Alger Associates.
●
Charles F. Baird, Jr. — In addition to his tenure as a Board member of all of the Alger Fund Complex funds (some since 2000), Chair of the Board of all of the Alger Fund Complex funds since January 2024, and his service as member and, since 2023, Chair of the Audit Committee of the Trust, Mr. Baird has over 35 years experience as a business entrepreneur, primarily focusing on private equity securities. His extensive experience in the investment business provides in-depth knowledge of industry practices and standards.
●
Jean Brownhill — Ms. Brownhill has over 20 years of leadership experience. As the founder and chief executive officer (“CEO”) of her company, Sweeten Inc., she led the development of a transformative marketplace in the construction industry, growing the platform from inception to managing nearly $3 billion in projects. Ms. Brownhill’s leadership focuses on integrating technology innovations and improving operational efficiencies, which have driven sustained, substantial growth. Additionally, she serves on public company, private company, and non-profit organization boards, applying her expertise in technology transformations and corporate governance to provide effective strategic oversights.
●
Susan L. Moffet — Ms. Moffet is an executive with over 20 years of operator, business strategy and deep functional experience. She brings strengths in building and scaling a tech organization at speed, building high performance teams, and driving organizational change. Ms. Moffet has broad experience in operations, financial planning, profit and loss oversight, talent strategy and risk management. She has had full accountability across the talent life cycle for BCG DV’s digital team including talent acquisition, compensation strategy and career development, as well as for assessing, purchasing and implementing technology and tools to support the business.
●
Jay C. Nadel — Mr. Nadel is a senior executive with a strong track record in overseeing and/or implementing process improvement and change management across a number of varied and diverse companies and industries. He has over 40 years of experience and knowledge of the financial services industry gained in a variety of leadership roles with an audit firm and various financial services firms. In addition, Mr. Nadel has served on numerous other fund and operating company boards.
●
David Rosenberg — In addition to his tenure as a Board member of all of the Alger Fund Complex funds since 2007, and his service on the Audit Committee of the Trust, Prof. Rosenberg has 20 years of experience as a professor of business law. He has written numerous law review articles on the fiduciary duties of corporate directors and other areas of corporate governance. Since 2012, Professor Rosenberg has served as the Director of the Robert Zicklin Center for Corporate Integrity at Baruch College. The Center is a forum for the discussion and exploration of ethical issues in finance and the broader business world.

●
Nathan E. Saint-Amand, M.D. — In addition to his tenure as a Board member of all of the Alger Fund Complex funds (some since 1986), and his service on the Audit Committee of the Trust, Dr. Saint-Amand has been a medical doctor for over 45 years and has served on the boards of several non-profit entities.
The officers of the Trust, their principal occupations, and other information, are shown below.
Name (Year of Birth), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers(2) :
Hal Liebes (1964) President, Principal Executive Officer	Executive Vice President, Chief Operating Officer (“COO”), and Secretary, Alger Management; COO and Secretary, Alger Associates, Inc. and Weatherbie Capital, LLC; COO, Vice President, Secretary and Manager, Alger Group Holdings, LLC and Alger Capital, LLC; Director, Alger SICAV; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC, Alger Partners Investors II, LLC, Alger Partners Investors KEIGF, Alger Partners Investors-Crossbay LLC and Redwood Investments, LLC; Secretary, Alger Boulder I LLC.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel and Secretary, Alger LLC; CCO, Alger Management, Ltd. and Redwood Investments, LLC; Assistant Secretary, Weatherbie Capital, LLC; Vice President and Assistant Secretary, Alger Group Holdings, LLC.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President, Alger Management.	2005
Sergio M. Pavone (1961) Assistant Treasurer	Vice President, Alger Management.	2007
Christopher Hine (1978) Assistant Treasurer	Vice President, Alger Management since 2021. Formerly, Director of Accounting & Operations for International Value Advisers, LLC.	2025
Sushmita Sahu (1981) AML Compliance Officer	Vice President, Alger Management.	2021

(1)
The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)
Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.
No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective January 1, 2026, each Independent Trustee receives a fee of $183,000 per annum, paid pro rata based on net assets by each portfolio in the Alger Fund Complex, plus travel expenses incurred for attending meetings. The Independent Trustee appointed as Chair of the Board receives an additional compensation of $27,000 per annum paid pro rata based on net assets by each portfolio in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $10,000 per annum, paid pro rata based on net assets by each portfolio in the Alger Fund Complex. Certain Independent Trustees who are members of the Nominating and Governance Committee and perform certain tasks on behalf of the Committee receive $5,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex. Effective January 1, 2022, the Trustees adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of the portfolios in the Alger Fund Complex.
Prior to January 1, 2026, each Independent Trustee received a fee of $170,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending meetings; the Chair of the Board received an additional compensation of $26,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex; and each member of the Audit Committee received a fee of $10,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex. Independent Trustees who were not members of the Audit Committee but attended Audit Committee meetings received a stipend of $10,000 per annum, paid pro rata based on net assets by each portfolio in the Alger Fund Complex.

The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended December 31, 2025. The following table provides compensation amounts paid to current Independent Trustees for the fiscal year ended December 31, 2025.
Compensation Table
Name of Person	Aggregate Compensation from The Alger Portfolios	Total Compensation Paid to Trustee from The Alger Fund Complex
Charles F. Baird, Jr	$17,888	$206,000
Jean Brownhill	$15,630	$180,000
Susan L. Moffet	$15,630	$180,000
Jay C. Nadel	$15,630	$180,000
David Rosenberg	$15,630	$180,000
Nathan E. Saint-Amand	$15,630	$180,000
The following table shows each current Trustee’s beneficial ownership as of December 31, 2025, by dollar range, of equity securities of the Portfolio and of all of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = over $100,000.
None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger LLC, or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger LLC. The table reflects Ms. Alger’s beneficial ownership of shares of the Portfolios, and of all funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger. As of the fiscal year ended December 31, 2025, no Trustee beneficially owned any equity securities of any Portfolio because no Trustee had invested in the type of insurance contract through which the Portfolios must be purchased.
Name of Trustee	Alger Capital Appreciation	Alger Large Cap Growth	Alger Mid Cap Growth	Alger Small Cap Growth	Alger Growth & Income	Alger Balanced	Aggregate Dollar Range of Equity Securities of Funds Overseen by Trustee in Alger Fund Complex
Interested Trustee:
Hilary M. Alger	A	A	A	A	A	A	E
Independent Trustees:
Charles F. Baird, Jr.	A	A	A	A	A	A	E
Jean Brownhill	A	A	A	A	A	A	C
Susan L. Moffet	A	A	A	A	A	A	C
Jay C. Nadel	A	A	A	A	A	A	C
David Rosenberg	A	A	A	A	A	A	E
Nathan E. Saint-Amand	A	A	A	A	A	A	E
Investment Manager
Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2025, Alger Management and its affiliates had approximately $33.7 billion in assets under management. Alger Management is directly owned by Alger Group Holdings, LLC, a financial services holding company. Alger Group Holdings and Alger Management are indirectly controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own approximately 99% of the voting rights of Alger Associates, the parent company of Alger Group Holdings.
Alger Management serves as investment adviser to the Portfolios pursuant to a written agreement between the Trust, on behalf of the Portfolios, and Alger Management (the “Advisory Agreement”), and under the supervision of the Board. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Portfolios, placing orders to purchase and sell securities on behalf of the Portfolios, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. Alger LLC may serve as each Portfolio’s broker in effecting most portfolio transactions on securities exchanges and can retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Portfolios and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers of the Trust who are employed by the Trust and Alger Management. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.
As compensation for its services, the Trust has agreed to pay Alger Management an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the applicable Portfolio:
Portfolio	Annual Fee as a Percentage of Average Daily Net Assets
Alger Capital Appreciation Portfolio
.81% for assets up to $2 billion;
.65% for assets between $2 billion and $3 billion;
.60% for assets between $3 billion and $4 billion;
.55% for assets between $4 billion and $5 billion;
.45% for assets in excess of $5 billion

Alger Large Cap Growth Portfolio	.71% for assets up to $1 billion; .60% for assets in excess of $1 billion
Alger Mid Cap Growth Portfolio	.76% for assets up to $1 billion; .70% for assets in excess of $1 billion
Alger Small Cap Growth Portfolio	.81% for assets up to $1 billion; .75% for assets in excess of $1 billion
Alger Growth & Income Portfolio	.50%
Alger Balanced Portfolio	.71% for assets up to $1 billion; .55% for assets in excess of $1 billion
With respect to each of Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio, the Manager has contractually agreed to waive fees owed to it, or to reimburse expenses of, the Portfolio in an amount corresponding to the management fee borne by the Portfolio as an investor in any underlying investment in an affiliated investment company. These agreements will remain in effect for the life of any such investment.
During the fiscal years ended December 31, 2023, 2024, and 2025, respectively, Alger Management earned the following amounts under the terms of the Advisory Agreement:
Portfolio	2025	2024	2023
Alger Capital Appreciation Portfolio	$5,539,059	$4,412,832	$3,267,845
Alger Large Cap Growth Portfolio	$2,796,986	$2,374,810	$1,948,443
Alger Mid Cap Growth Portfolio	$1,146,800	$1,075,764	$966,888
Alger Small Cap Growth Portfolio	$1,127,061	$1,241,647	$1,229,408
Alger Growth & Income Portfolio	$217,203	$205,111	$174,594
Alger Balanced Portfolio	$441,968	$425,091	$379,720
During the fiscal years ended December 31, 2023, 2024, and 2025, respectively, Alger Management waived and/or reimbursed the following Portfolios the respective amounts set forth in the table below, pursuant to contractual agreements to limit expenses that were substantially the same as those described above:
Portfolio	2025	2024	2023
Alger Capital Appreciation Portfolio	$—	$—	$—
Alger Large Cap Growth Portfolio	$152,773	$111,368	$78,511
Alger Mid Cap Growth Portfolio	$36,395	$36,790	$30,812
Alger Small Cap Growth Portfolio	$—	$—	$—
Alger Growth & Income Portfolio	$—	$—	$—

Administrative Services
From time to time Alger Management or its affiliates may compensate insurance companies or their affiliates whose customers hold shares of the Portfolios for providing a variety of record-keeping, administrative, marketing and/or shareholder support services. This compensation, which may be paid at a rate of up to .45% of the net asset value of shares held by those customers, will be paid from Alger Management’s or its affiliates’ resources, and not from the assets of the Portfolios.
Pursuant to a separate administration agreement between the Trust, on behalf of the Portfolios, and Alger Management (the “Fund Administration Agreement”), Alger Management also provides administrative services to the Portfolios, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Portfolios; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of each Portfolio’s investment portfolio and the publication of the net asset value of each Portfolio’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Portfolios, including the Portfolios’ Custodian, Transfer Agent and printers; providing trading desk facilities for the Portfolios; and supervising compliance by the Portfolios with recordkeeping and periodic reporting requirements under the 1940 Act.
Alger Management’s administrative fee is .0275% of average daily net assets, and pursuant to a Fund Administration and Accounting Agreement between The Bank of New York Mellon (“BNY”) and the Portfolios, for a fee of 0.013% of the Portfolios’ average daily net assets for the first $10 billion in assets, 0.01% for assets between $10 billion and $20 billion, 0.0075% for assets between $20 billion and $30 billion, and 0.005% for assets over $30 billion, BNY provides accounting and bookkeeping services and calculation of the net asset value of the Portfolios’ shares.
During the fiscal years ended December 31, 2023, 2024, and 2025, respectively, Alger Management earned under the terms of the Fund Administration Agreement, approximately:
Portfolio	2025	2024	2023
Alger Capital Appreciation Portfolio	$188,054	$149,818	$110,945
Alger Large Cap Growth Portfolio	$108,334	$91,982	$75,468
Alger Mid Cap Growth Portfolio	$41,496	$38,926	$34,986
Alger Small Cap Growth Portfolio	$38,264	$42,155	$41,739
Alger Growth & Income Portfolio	$11,946	$11,281	$9,603
Alger Balanced Portfolio	$17,118	$16,465	$14,707
Alger Management has also entered into a Shareholder Administrative Services Agreement with the Trust. The services provided and the fees paid pursuant to that agreement are discussed in the “Transfer Agent” section below.
Securities Lending
Growth & Income Portfolio participates in the BNY securities lending program. As securities lending agent, the responsibilities of BNY include lending the securities, receipt of collateral, holding and administration of collateral, maintenance of collateral margin, return of collateral, provision of statements, and adherence to operational procedures. All loans are collateralized by cash invested in a money market fund. The total fees are split between the Portfolio (80%) and BNY (20%) as lending agent.
For the fiscal year ended December 31, 2025, Growth & Income Portfolio earned $4,326.95 in gross income from securities lending activities, including income from cash collateral reinvestment. The borrowers paid premiums of $2,678.72, and were paid rebates of $0. The Portfolio paid an agency fee of $865.36 to BNY. The Portfolio's net income from securities lending activities was $3,461.59.
Description of Portfolio Manager Compensation Structure
An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger Management. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), education, industry knowledge and the individual’s performance in his or her role. Base salaries will grow over time for Alger’s superior employees, rewarding their performance and contributions to the firm.
Cash bonus may be a significant portion of an individual’s compensation and can vary from year to year. The annual bonus considers various factors, including:
●
the firm’s overall financial results and profitability;
●
the firm’s collective investment management performance;
●
an individual’s adherence to Alger’s investment process, generating investment ideas and overall performance of our clients’ portfolios (both relative and absolute);
●
qualitative assessment of an individual’s performance with respect to Alger’s standards; and
●
the individual’s leadership contribution within the firm.
While the benchmarks and peer groups used in determining a portfolio manager’s compensation may change from time to time, Alger Management may refer to benchmarks, such as those provided by Russell Investments and S&P Global Ratings, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.
Alger Management has implemented a profit participation plan (“PPP”) that gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the firm. Members of the firm are eligible to receive awards annually in the PPP. The PPP reinforces the portfolio managers’ commitment to generating superior investment performance for the firm’s clients. The awards are invested in Alger mutual funds and have a four-year vesting schedule. The total award earned can increase or decrease with the firm’s investment and earnings results over the four-year period.
Additionally, the Alger Partners Plan provides key investment and non-investment executives with phantom equity that allows participants pro-rata rights to growth in the firm’s book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.). The firm does not have a limit on the overall percentage of the firm’s value it will convey through this program. Participation in this program is determined annually.
Other Accounts Managed by Portfolio Managers
The numbers and assets of other accounts managed by the portfolio managers of the Portfolios as of December 31, 2025 are as follows.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Gregory S. Adams*	4	$1,163,253,812	2	$106,702,999	5	$25,442,483
Dan C. Chung*#	12	$11,074,791,374	5	$920,203,364	33	$3,246,181,310
Ankur Crawford#	7	$15,087,924,950	7	$1,109,109,909	43	$4,141,310,427
Brandon A. Geisler	2	$337,459,083	0	$0	1	$3,450,961
Patrick Kelly#	7	$15,170,906,548	7	$1,109,109,909	43	$4,135,230,889
Amy Y. Zhang	5	$1,567,720,765	2	$54,335,499	5	$15,031,158

*
The portfolio manager also manages Alger Dynamic Return Fund, a private fund included in “Other Pooled Investment Vehicles”. The advisory fee of Alger Dynamic Return Fund is based on the performance of the account, which had assets of approximately $56 million as of December 31, 2025.
#
The portfolio manager also manages a separate account, included in “Other Accounts,” with an advisory fee based on the performance of the account. The account had assets of approximately $310 million as of December 31, 2025.
Securities Owned by the Portfolio Managers
As of the fiscal year ended December 31, 2025, no portfolio manager beneficially owned any equity securities of any Portfolio because no portfolio manager had invested in the type of insurance contract through which the Portfolios must be purchased.
Distributor
Alger LLC, the principal underwriter for the Portfolios, is located at 100 Pearl Street, 27th Floor, New York, NY 10004. It is an affiliate of Alger Management.

From time to time Alger LLC, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of the value of those investments. Alger LLC may also from time to time, at its expense from its legitimate profits, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of the value of Trust assets or 0.50% annually of the value of Trust sales attributable to that financial intermediary. Alger LLC determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger LLC deems relevant. Factors considered by Alger LLC generally include the financial intermediary’s reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.
Financial intermediaries with whom Alger LLC has its most significant arrangements to make additional cash compensation payments are Ameriprise Financial Services, Inc., Charles Schwab & Co., Empower Financial Services, Inc., John Hancock Trust Company, JP Morgan Clearing Corp., Lincoln Benefit Life, LPL Financial Corporation, Midland National Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Morgan Stanley Smith Barney LLC, MSCS Financial Services LLC, National Financial Services Co., Nationwide Investment Services Corp., Noramco, Oneamerica Securities, Inc., Pershing LLC, Protective Life Insurance Company, Raymond James & Associates, Inc., RBC Global Markets LLC, State Street Bank & Trust Co., Talcott Resolution Life Insurance Co., UBS Financial Services Inc., Voya Institutional Plan Services LLC, and Wells Fargo Clearing Services LLC. In addition, Alger LLC may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger LLC. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Portfolio or the amount of proceeds received by a Portfolio on the sale of shares.
Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as the Trust’s independent registered public accounting firm.
Code of Ethics

The Manager, Alger LLC and the Trust have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.
Alger Management personnel (“Access Persons”) are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios, subject to the restrictions and procedures of the Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must pre-clear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Code of Ethics by calling the Trust toll-free at (800) 992-3863.
Dividends

Each share class will be treated separately in determining the amounts of dividends or investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date for each shareholder’s account in additional shares of the Portfolio that paid the dividend or distribution or, in the case of VA contracts and VLI policies, will be paid in cash at the election of the Participating Insurance Company. With respect to each Portfolio other than Alger Growth & Income Portfolio, any dividends of the Portfolios will be declared and paid annually. Alger Growth & Income Portfolio declares and pays dividends from net investment income quarterly. Distributions of any net realized capital gains earned by a Portfolio usually will be made annually. Participating Insurance Companies and Plans will be informed about the amount and character of dividends and distributions from the relevant Portfolio for federal income tax purposes.

The classes of a Portfolio may have different dividend and distribution rates. Class I-2 dividends generally will be greater than those of Class S due primarily to the 12b-1 fees associated with Class S shares. However, dividends paid to each class of shares in a Portfolio will be declared and paid at the same time and will be determined in the same manner as those paid to the other class.
Certain U.S. Federal Income Tax Considerations

The following is a summary of selected federal income tax considerations that may affect the Trust and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Portfolios.
Each Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Trust-wide) basis.
If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.
Each Portfolio has been structured so that each qualifies separately as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities; and (b) meet certain quarterly diversification tests.
As a regulated investment company, a Portfolio will not be subject to federal income tax on its net investment income and net realized capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and net realized short-term capital gains for the taxable year is distributed. All net investment income and net realized capital gains distributed by a Portfolio will be reinvested automatically in additional shares of the Portfolio or paid in cash. Amounts reinvested in additional shares will be considered to have been distributed to shareholders.
The Trust distributes shares in the Portfolios to Participating Insurance Companies which will hold those shares, directly or indirectly, in a “segregated asset account” within the meaning of the Code. To qualify as a segregated asset account, the Portfolio in which such an account holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder.
The Trust has undertaken to meet the diversification requirements of Section 817(h) of the Code. However, no assurance can be provided that the Trust will be able to meet the requirements. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments.
Income on assets of a segregated asset account will not be taxable currently to VA contracts or VLI policy holders if that account has met the diversification requirements under Section 817(h) of the Code. In the event an account is not so qualified, all VA contracts or VLI policies allocating any amount of premiums to such account will not qualify as “annuity contracts” or “life insurance” for federal income tax purposes. In that event, the holder of the VA contract or VLI policy would be taxed as though he owned a proportionate amount of the assets held by such account during and after all periods for which the account failed to be qualified.

Generally, distributions from a Plan will be taxable as ordinary income at the rate applicable to the participant at the time of distribution. In certain cases, distributions made to a participant from a Plan prior to the date on which the participant reaches age 59½ are subject to a penalty tax equivalent to 10% of the amount so distributed, in addition to the ordinary income tax payable on such amount for the year in which it is distributed.
Custodian and Transfer Agent

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as custodian for the Trust’s pursuant to a custody agreement under which it holds each Portfolio’s assets. Prior to January 2024, Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110 served as custodian for the Trust’s pursuant to a custodian agreement under which it held each Portfolio's assets. UMB Fund Services, Inc. (“UMB”), 235 W. Galena Street, Milwaukee, WI 53212 serves as transfer agent for the Portfolios. Under the transfer agency agreement, UMB processes purchases and redemptions of shares of the Portfolios, maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and the Trust’s, and distributes any dividends and distributions payable by the Portfolios. The Trust’s, Alger LLC (or its affiliates) and non-affiliated third-party service providers may enter into agreements for recordkeeping services.
Pursuant to the transfer agency agreement, UMB is compensated on a per-account basis, subject to a minimum total fee amount across the fund complex. These fees will be allocated across the Portfolios on a pro-rata basis by assets. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to act as a liaison and to provide administrative oversight of UMB and related services. Alger Management is paid on an asset-based basis for these services. During the fiscal years ended December 31, 2023, 2024, and 2025, the Portfolios paid to Alger Management under the Shareholder Administrative Services Agreement:
Portfolio	2025	2024	2023
Alger Capital Appreciation Portfolio	$68,384	$54,480	$40,344
Alger Large Cap Growth Portfolio	$39,394	$33,448	$27,443
Alger Mid Cap Growth Portfolio	$15,089	$14,155	$12,722
Alger Small Cap Growth Portfolio	$13,914	$15,329	$15,178
Alger Growth & Income Portfolio	$4,344	$4,102	$3,492
Alger Balanced Portfolio	$6,225	$5,987	$5,348
Counsel to the Trust

The law firm Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY 10022, acts as counsel to the Trust.
Principal Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Portfolio. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Portfolio or acknowledges the existence of such control may be presumed to control the Portfolio. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Portfolio’s fundamental policies or terms of the Advisory Agreement. Certain of the investors below are believed to hold the indicated shares as nominee.
Additionally, the Manager or an affiliate of the Manager (the “seed investor”) may provide initial funding to or otherwise invest in a Portfolio. A seed investor may redeem its investment in a Portfolio at any time and without prior notice, which could adversely affect a Portfolio and its shareholders, such as by causing the Portfolio to realize taxable gains that will be distributed to other shareholders, and increasing Portfolio transaction costs and expense ratios.
The following table contains information regarding persons of record who own five percent or more of any share class of the Portfolio. All holdings are expressed as a percentage of a class of the Portfolio’s outstanding shares as of March 31, 2026.

Unless otherwise indicated, a Portfolio has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. The Trustees and officers of the Trust, as a group, held  directly less than 1% of each class of each Portfolio.
Alger Balanced Portfolio
Name and Address	Portfolio Classes	Percentage of Total Shares Held
Zurich American Life Insurance Co. Variable Annuity Separate Account ATTN: Separate Account Reporting P.O. Box 19097 Greenville, SC 29602	I-2	43.60%
Ameritas Life Ins. Corp. Ameritas Variable Separate Acct V ATTN: Variable Trades 5900 O St. Lincoln, NE 68510	I-2	11.24%
Ameritas Life Ins. Corp. Ameritas Variable Separate Acct VA-2 ATTN: Variable Trades 5900 O St. Lincoln, NE 68510	I-2	9.35%
American National Insurance Company Variable Universal Life 1 Moody Plz. Galveston, TX 77550	I-2	8.95%
Alger Capital Appreciation Portfolio
Name and Address	Portfolio Classes	Percentage of Total Shares Held
John Hancock Trust Company LLC 200 Berkeley St. Boston, MA 02116	I-2	17.30%
Jefferson National Ins. Co. c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	I-2	13.10%
Lincoln Benefit Life – Variable Life P.O. Box 94210 Palatine, IL 60094	I-2	9.82%
Zurich American Life Insurance Co. Variable Annuity Separate Account ATTN: Separate Account Reporting P.O. Box 19097 Greenville, SC 29602	I-2	9.33%
Ameritas Life Ins. Corp. Ameritas Variable Separate Acct VA-2 ATTN: Variable Trades 5900 O St. Lincoln, NE 68510	I-2	5.34%
Midland National Life Ins. Co. ATTN: Variable Annuity Dept. 4350 Westown Pkwy. West Des Moines, IA 50266	I-2	5.18%

Name and Address	Portfolio Classes	Percentage of Total Shares Held
Midland National Life Ins. Co. ATTN: Variable Annuity Dept. 4350 Westown Pkwy. West Des Moines, IA 50266	S	88.35%
Lincoln Benefit Life Company Allstate and Prudential 5801 SW 6th Ave Topeka, KS 66636	S	6.11%
Alger Growth & Income Portfolio
Name and Address	Portfolio Classes	Percentage of Total Shares Held
Lincoln Benefit Life – Variable Life P.O. Box 94210 Palatine, IL 60094	I-2	21.22%
American National Insurance Company Variable Universal Life 1 Moody Plz. Galveston, TX 77550	I-2	12.79%
Delaware Life Insurance Company Retirement Products and Services Attn Accounting Control SC 324110555 Group 1001 Way Zionsville, IN 46077	I-2	10.31%
Lincoln Benefit Life – Variable Annuity 200 SW 6th Ave. Topeka, KS 66603	I-2	9.74%
Transamerica Life Insurance Co. Separate Account VA-6 4333 Edgewood Rd. NE Cedar Rapids, IA 52499	I-2	7.73%
Transamerica Occidental Life 4333 Edgewood Rd. NE Cedar Rapids, IA 52499	I-2	7.46%
American National Insurance Company Variable Universal Life 8th Floor Controllers Dept. Galveston, TX 77550	I-2	6.16%
Alger Large Cap Growth Portfolio
Name and Address	Portfolio Classes	Percentage of Total Shares Held
AUL American Unit Trust ATTN: Separate Accounts P.O. Box 368 Indianapolis, IN 46206	I-2	11.67%
GE Life and Annuity Assurance Co. Separate Account III 6610 W Broad St. Richmond, VA 23230	I-2	8.60%
Lincoln Benefit Life – Variable Life P.O. Box 94210 Palatine, IL 60094	I-2	6.72%

Name and Address	Portfolio Classes	Percentage of Total Shares Held
Jefferson National Ins. Co. c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	I-2	7.52%
Great-West Life & Annuity Insurance Company 8515 East Orchard Road Englewood, CO 80111	I-2	6.70%
Midland National Life Insurance Co. ATTN: Variable Annuity Dept. 4350 Westown Pkwy. West Des Moines, IA 50266	I-2	6.14%
National Variable Life Insurance ATTN: Investment Accounting M415 1 National Life Dr. Montpelier, VT 05604	I-2	5.97%
Alger Mid Cap Growth Portfolio
Name and Address	Portfolio Classes	Percentage of Total Shares Held
Lincoln Benefit Life – Variable Life P.O. Box 94210 Palatine, IL 60094	I-2	27.52%
Great-West Life & Annuity Insurance Co. Future Fund Series 8515 East Orchard Road Englewood, CO 80111	I-2	8.60%
Jefferson National Ins. Co. c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	I-2	8.47%
Zurich American Life Insurance Co. Variable Annuity Separate Account 2500 Westfield Dr. Elgin, IL 60124	I-2	6.46%
Midland National Life Ins. Co. ATTN: Variable Annuity Dept. 4350 Westown Pkwy. West Des Moines, IA 50266	I-2	6.87%
Lincoln Benefit Life Variable Annuity 200 SW 6th Ave. Topeka, KS 66603	I-2	5.50%
Alger Small Cap Growth Portfolio
Name and Address	Portfolio Classes	Percentage of Total Shares Held
MetLife Investors USA Insurance Co. Separate Account A 4700 Westown Pkwy, Suite 200 West Des Moines, IA 50266	I-2	25.70%
Nationwide Life Insurance Company – PMLIC VLI c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	I-2	17.02%

Name and Address	Portfolio Classes	Percentage of Total Shares Held
GE Life and Annuity Assurance Co. Separate Account III 6610 W Broad St. Richmond, VA 23230	I-2	8.30%
Lincoln Benefit Life – Variable Life P.O. Box 94210 Palatine, IL 60094	I-2	5.62%
National Variable Life Insurance ATTN: Investment Accounting M415 1 National Life Dr. Montpelier, VT 05604	I-2	5.86%
As of March 31, 2026, the following principal holders owned 25% or more of the total outstanding shares of each Portfolio. Such ownership may be beneficially held by individuals or entities other than the owner listed.
Alger Balanced Portfolio
Name and Address	Percentage of Total Shares Held
Zurich American Life Insurance Co. Variable Annuity Separate Account ATTN: Separate Account Reporting P.O. Box 19097 Greenville, SC 29602	43.60%
Alger Small Cap Growth Portfolio
Name and Address	Percentage of Total Shares Held
MetLife Investors USA Insurance Co. Separate Account A 4700 Westown Pkwy., Suite 200 West Des Moines, IA 50266	25.70%
Organization

The Trust has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated April 6, 1988 (the “Trust Agreement”). Alger Small Cap Growth Portfolio (formerly Alger American SmallCap Growth Portfolio, and Alger American Small Capitalization Portfolio), Alger Growth & Income Portfolio (formerly Alger American Income & Growth Portfolio), Alger Large Cap Growth Portfolio (formerly Alger American LargeCap Growth Portfolio, and Alger American Growth Portfolio), Alger Balanced Portfolio (formerly Alger American Balanced Portfolio, and Alger American Fixed Income Portfolio), Alger Mid Cap Growth Portfolio (formerly Alger American MidCap Growth Portfolio), and Alger Capital Appreciation Portfolio (formerly Alger American Capital Appreciation Portfolio, and Alger American Leveraged AllCap Portfolio) commenced operations on September 21, 1988, November 15, 1988, January 9, 1989, September 5, 1989, May 3, 1993, and January 25, 1995, respectively. The Trust offers an unlimited number of shares of six series, representing the shares of the Portfolios. The Board may establish additional Portfolios at any time. The word “Alger” in the Trust’s name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Associates, Inc. may terminate the Trust’s license to use the word “Alger” in its name when Alger Management ceases to act as the Trust’s investment manager.
On April 30, 2002, Class S Shares were added to the Trust’s Portfolios. The previously existing shares were designated Class O shares on that date, and were redesignated Class I-2 shares on September 23, 2009. Shares of each Portfolio are thus divided into two classes, Class I-2 and Class S, except that each of Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger

Balanced Portfolio currently offer only Class I-2 Shares. The Alger Growth & Income Portfolio discontinued Class S Shares on December 13, 2006. Alger Balanced Portfolio discontinued Class S Shares on November 23, 2010. Alger Small Cap Growth Portfolio discontinued Class S Shares on February 17, 2012.
Effective April 30, 2021, the Board authorized a partial closing of Class S shares of each of Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, and Alger Mid Cap Growth Portfolio. Existing investors that hold Class S shares who had an open account with a Portfolio on April 30, 2021 may continue to invest in additional Class S shares of the applicable Portfolio through exchanges, dividend reinvestment and additional purchases as provided herein. A Portfolio may resume sales to all investors (or further suspend sales) at a future date.
Effective on the close of business on June 3, 2022, all of the issued and outstanding Class S Shares of Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio were converted into Class I-2 Shares of Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio, respectively, with the same relative aggregate net asset value as the Class S Shares held immediately prior to the conversion. Upon completion of the conversion, Class S Shares of Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio were no longer offered.
Effective after the close of business on September 29, 2023, Alger Weatherbie Specialized Growth Portfolio merged into Alger Small Cap Growth Portfolio in a tax free exchange of shares and Alger Weatherbie Specialized Growth Portfolio was subsequently terminated.
The classes differ in that (a) each class has a different class designation; (b) only the Class S Shares are subject to a distribution and shareholder servicing fee under a plan adopted pursuant to rule 12b-1 under the 1940 Act; and (c) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. Class S Shares of a Portfolio may be automatically converted into Class I-2 Shares of a Portfolio in accordance with such requirements and procedures as the Board may establish from time to time.
Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified, other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, except with respect to the election of Trustees and the ratification of the selection of an independent registered public accounting firm. Shareholders generally vote by class within a Portfolio on matters in which the interests of one class differ from those of another. Physical share certificates are not issued for shares of the Trust.
Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust’s outstanding shares.
Although the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s Declaration of Trust. Shareholders of one Portfolio may vote only on matters that affect that Portfolio.
Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires the Trustees to use their best efforts to ensure that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote.

Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.
Under normal circumstances, other than the shares issued to Alger LLC in connection with its creation and initial capitalization, the Trust intends to distribute shares of the Portfolios only to Participating Insurance Companies and Plans, so that only Participating Insurance Companies and their separate accounts and Plans will be considered shareholders of the Portfolios. Although the Participating Insurance Companies and their separate accounts and the Plans are the shareholders or investors, the Participating Insurance Companies will pass through voting rights to their VA contract and VLI policy holders. Plan sponsors may or may not pass through voting rights to Plan participants, depending on the terms of the Plan’s governing documents. For a discussion of voting rights please refer to the Participating Insurance Companies’ prospectuses or the Plan documents.
The Trust is an open-end management investment company. The Portfolios are classified as “diversified” investment companies under the 1940 Act. A “diversified” investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government and other investment companies) to no more than 5% of the investment company’s total assets and no more than 10% of the outstanding voting securities of such issuer. This may cause a Portfolio to benefit less from appreciation in a single issuer than if the Portfolio had greater exposure to that issuer and may result in the Portfolio underperforming its benchmark or non-diversified funds with similar strategies. A Portfolio may not change from "diversified" to "non-diversified" without the approval of the holders of a “majority of the outstanding voting securities” of the Portfolio (as defined in the 1940 Act). The diversification of a Portfolio’s holdings is measured at the time the Portfolio purchases a security and if a Portfolio purchases a security and holds it for a period of time, the security may become a larger percentage of the Portfolio’s total assets due to market movement. If the market affects several securities held by a Portfolio, the Portfolio may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a Portfolio is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund. The Portfolios intend to continue to qualify as “regulated investment companies” under Subchapter M of the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of a Portfolio’s assets, similar to the requirement stated above.
Proxy Voting Policies and Procedures

The Board has delegated authority to vote all proxies related to the Portfolios’ portfolio securities to Alger Management, the Portfolios’ investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Portfolios, and is responsible for voting proxies of all foreign and domestic securities held in the Portfolios. Alger Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.
Alger Management receives and considers the recommendations of Institutional Shareholder Services Inc. (“ISS”), a leading proxy voting service provider and registered investment adviser. ISS issues voting recommendations and casts votes on the proxies based on pre-determined proxy voting guidelines intended to vote proxies in the clients’ best interests, which are summarized in Appendix A to the SAI. Currently Alger Management has instructed ISS to base its recommendations on ISS’ Socially Responsible Investment Proxy Voting Guidelines. Alger Management has a process in place to override ISS’ voting recommendations.
If a country’s laws allow a company to block the sale of shares in advance of a shareholder meeting, Alger Management will generally not vote in the shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Although Alger Management considers proxy voting to be an important shareholder right, Alger Management will generally not impede its ability to trade in a stock in order to vote at a shareholder meeting. If a company will not block the sale of its shares in connection with the meeting, Alger Management will follow its proxy voting policies and procedures.

To the extent ISS has a material conflict of interest with the company whose proxies are at issue, ISS may recuse itself from voting proxies. Alger Management monitors ISS’ proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Portfolio. Further, Alger Management has a process in place for making voting determinations in the event of a conflict of interest.
Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Alger Management’s behalf, maintains records of proxy statements received regarding securities held by the Portfolios; records of votes cast on behalf of each Portfolio; records of requests for proxy voting information; and documents prepared by Alger Management that were material to making a voting decision.
No later than August 31st each year, the Portfolios’ proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and on the Portfolios’ website and on the SEC’s website at http://www.sec.gov.
Investor and Shareholder Information

Investors and shareholders may contact the Trust toll-free at (800) 992-3863 for further information regarding the Trust and the Portfolios, including current performance quotations, as well as for assistance in selecting a Portfolio. Holders of VA contracts or VLI policies issued by Participating Insurance Companies and participants in Plans for which shares of one or more Portfolios are the investment vehicle may receive from the Participating Insurance Companies or Plan sponsor unaudited semi-annual financial statements and year-end financial statements audited by the Trust’s independent public accountants. Each report will show the investments owned by each of the Portfolios and the market values of the investments and will provide other information about the Portfolio and its operations.
Financial Statements

The Trust’s audited financial statements and the notes thereto in each Portfolio’s Form N-CSR for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) are incorporated in this SAI by reference. No other parts of the 2025 Annual Report are incorporated by reference herein. The financial statements included in the 2025 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon the report of such firm given their authority as experts in accounting and auditing. Additional copies of the 2025 Annual Report may be obtained by telephoning (800) 992-3863.
Potential Conflicts of Interest

Information in the following discussion relating to the business, practices, policies and rights of Alger Management and its affiliates has been provided by Alger Management.
Summary
Alger Management is under common ownership with Weatherbie Capital, LLC, a registered investment adviser based in Boston, Massachusetts, Redwood Investments, LLC, a registered investment adviser based in Boston, Massachusetts, and Alger Management, Ltd., a UK registered investment adviser. Alger Management provides significant management, distribution, administration, back-office, legal and compliance, and trading support for Weatherbie Capital, LLC, Redwood Investments, LLC and Alger Management, Ltd. Weatherbie Capital, LLC and Redwood Investments, LLC each serve as a sub-adviser for a number of Alger Management accounts, including certain of the Alger Family of Funds. Alger Management serves as a sub-adviser to Alger Management, Ltd. for certain accounts, including as sub-portfolio manager for Alger SICAV.
Alger Management is also under common ownership with Alger LLC, a registered broker-dealer. Alger LLC serves as the principal underwriter for the Portfolios, as a placement agent for certain private funds managed by Alger Management and Weatherbie Capital, LLC, as a broker-dealer for U.S. listed equity securities trades placed on behalf of certain clients of Alger Management, and provides distribution support to Alger Management, Ltd. for the Alger SICAV. Alger LLC does not conduct public brokerage business and substantially all of its transactions are in U.S. equities for those Alger Management clients who authorize Alger Management to use Alger LLC as a broker, provided that relevant regulations that govern their accounts allow it. Alger LLC does not act as principal in any client trade nor does it underwrite the offering of securities (except as the principal underwriter for the Portfolios). On a regular basis, Alger Management evaluates whether the commissions, rates and fees charged by Alger LLC are commercially reasonable. Certain employees and officers of Alger Management serve as registered representatives and principals of Alger LLC.
In addition to serving as investment adviser of the ETFs and mutual funds in the Alger Family of Funds, Alger Management is the investment manager for Alger Dynamic Return Fund, Alger Life Sciences Innovation Fund, and Alger Life Sciences Innovation Offshore Fund, each of which is a privately offered fund. Alger Management serves as the sub-portfolio manager for Alger SICAV, a publicly offered fund registered in Luxembourg, other jurisdictions in the European Union, Switzerland, the United Kingdom, Japan, Korea, and Singapore. Not all sub-funds of the Alger SICAV are registered in these jurisdictions. Alger Management also serves as a sub-adviser to third-party registered and private funds, as well as bank collective investment trusts. From time to time, Alger Management, its affiliates or a related person (“Alger Affiliates”) may own significant stakes in one or more of the above entities.
From time to time, Alger Management, Alger LLC, Weatherbie Capital, LLC, Redwood Investments, LLC, Alger Group Holdings, or Alger Associates, or other affiliated persons may hold controlling positions in certain pooled investment vehicles, such that they are considered affiliates.
Conflicts as a Result of the Manager’s Other Affiliates
Alger Affiliates also have other direct and indirect interests in the equity markets, directly or through investments in pooled products, in which the Portfolios directly and indirectly invest. Investors should be aware that this may cause Alger Affiliates to have conflicts that could disadvantage the Portfolios.
As a registered investment adviser under the Investment Advisers Act of 1940, as amended, Alger Management is required to file and maintain a registration statement on Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, conflicts and potential conflicts of interest, and other relevant information regarding Alger Management. Alger Management’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Client Recommendations. Alger Management may recommend to clients that they purchase interests in certain funds for which Alger Management serves as investment adviser or sub-adviser and/or in which Alger Management and related persons have a financial interest. Alger Management and such related persons will fully disclose such financial interests to all clients to which such recommendations are given in accordance with applicable regulations.
Selection of Administrative and Other Service Providers. Alger Affiliates currently provide administrative services, shareholder services, and other account services to the Portfolios. While any such engagement would be on market terms, it will nevertheless result in greater benefit to Alger Management than hiring a similarly qualified unaffiliated service provider.
In connection with these services and subject to applicable law, Alger Affiliates, including the Manager, may from time to time, and without notice to investors or clients, insource or outsource certain processes or functions that it provides in its administrative or other capacities. Such insourcing or outsourcing may give rise to additional conflicts of interest, including which processes or functions to insource or outsource, which entity to outsource to, and the fees charged by Alger Affiliates or the third party. Alger Management maintains policies designed to mitigate the conflicts described herein; however, such policies may not fully address all situations described above.
Information Alger Management May Receive. Alger Management and its affiliates may have or be deemed to have access to information about certain markets, investments and funds because of Alger Affiliates’ activities. Alger Affiliates may therefore possess information which, if known to Alger Management, might cause Alger Management to seek to dispose of, retain or increase interests in investments held by a Portfolio, or acquire certain positions on behalf of a Portfolio. Moreover, Alger Management and its affiliates may come into possession of material, non-public information that would prohibit or otherwise limit its ability to trade on behalf of the Portfolios. Alger Management maintains policies designed to mitigate the conflicts described in this paragraph; however, such policies may not fully address situations described above.

Resources Shared Among Alger Affiliates. Alger Management shares certain resources with, receives certain services from, and provides certain services to various Alger Affiliates. Additionally, Alger Management, Weatherbie Capital, LLC, and Redwood Investments, LLC can share general information with respect to regulatory developments and industry trends affecting or potentially affecting U.S. and/or foreign markets, sectors, industries, and specific companies. Such relationships may present conflicts with Alger Management’s provision of advisory services to its clients, including the Portfolios.
Allocation Issues
Conflicts can emerge due to how Alger Management manages accounts or funds and allocates investment opportunities. To attempt to treat all clients reasonably in light of all factors relevant to managing an account, aggregated trades will generally be allocated pro rata among the accounts, including the Portfolios, whenever possible. There are exceptions to this practice, however, as described below:
Unusual Market Conditions. During periods of unusual market conditions, Alger Management may deviate from its normal trade allocation practices. During such periods, Alger Management will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Portfolios, as it determines in its sole discretion.
Availability of Investments. The availability of certain investments such as IPOs or private placements may be limited. In such cases, all accounts (including the Portfolios) may not receive an allocation, and the performance of accounts which receive such allocations may be higher or lower than other accounts.
Alger Management, as a general practice, allocates IPOs and other limited availability investments pro rata among eligible accounts (including the Portfolios) as requested by portfolio managers and in accordance with applicable policies and procedures. An account or accounts may not receive an allocation because it lacks available cash, is restricted from making certain investments, is considered an Alger Affiliate, is so large that the allocation is determined to be insignificant or is so small that it would receive little or no allocation. Moreover, Alger Affiliates accounts may receive an allocation of an opportunity not allocated to other accounts.
Differing Guidelines, Objectives and Time Horizons. Because accounts (including the Portfolios) are managed according to different strategies and individual client guidelines, certain accounts may not be able to participate in a transaction or strategy employed by Alger Management.
Actions taken by one account could affect others. A sale of securities by one account may cause a decline in the market value of those securities and other securities of the same issuer, having a material adverse effect on the performance of other accounts (including the Portfolios) that hold those securities and do not sell such positions.
Alger Management may also develop and implement new investment approaches, which may not be employed in all accounts or pro rata among the accounts where they are employed, even if the approach is consistent with the objectives of all accounts. Alger Management may make decisions regarding the allocation of new investment approaches based on such factors as strategic fit and other portfolio management considerations, including an account’s capacity for such approach, the liquidity of the approach and its underlying instruments, the account’s liquidity, the business risk of the approach relative to the account’s overall portfolio make-up, the effectiveness of, or return expectations from, the approach for the account, and any such other factors as Alger Management deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular approach will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the approach and the availability of other approaches for the account. For ease of management, Alger Management may group accounts with similar guidelines together for portfolio management purposes. As a result, an account may not invest in certain securities that its guidelines would allow because other similar accounts restrict such holdings. This could affect the performance of the account.
Investing in Different Classes of the Same Issuer. Conflicts also arise when one or more account (including a Portfolio) invests in different classes of securities of the same issuer. As a result, one or more accounts may pursue or enforce rights with respect to a particular issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. For example, if an account holds debt securities of an issuer and a Portfolio holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the account which holds the debt securities may seek a liquidation of the issuer, whereas the Portfolio which holds the equity securities may prefer a reorganization of the issuer. In addition, Alger Management may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more accounts, the Portfolio, or Alger Affiliates. The Portfolios may be negatively impacted by Alger Affiliates’ and other accounts’ activities, and transactions for the Portfolios may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Alger Affiliates and other accounts not pursued a particular course of action with respect to the issuer of the securities.
Conflicts Related to Timing of Transactions.  While Alger Management will aggregate trades on behalf of similarly situated clients (including the Portfolios), there are instances when Alger Management places a trade ahead of, or contemporaneously with, trades for another account. In such cases, market impact, liquidity constraints, or other factors could result in the second account receiving less favorable trading results. The costs of implementing trades could be increased or the other account could otherwise be disadvantaged.
Although investment recommendations can apply to securities held across multiple strategies and held in multiple individual accounts, each account is managed separately. While Alger Management will use reasonable efforts to obtain timely execution across all accounts that may be affected by an investment recommendation, there can be no guarantee that such investment recommendation will be implemented simultaneously. It is possible that prior execution for or on behalf of an account or group of accounts could adversely affect the prices and availability of the securities and instruments for other accounts that later seek to trade the same securities or instruments.
Alger Management can delay an order for one account or group of accounts to allow portfolio managers of other strategies to participate in the same trade. In some instances, internal policies designed to facilitate trade aggregation may result in delays in placing trades, which may adversely affect trade execution.
Cross Transactions. From time to time and for a variety of reasons, certain accounts may buy or sell positions in a particular security while a Portfolio is undertaking the opposite strategy, which could disadvantage the Portfolio. To reduce this negative impact, when permitted by applicable law and when otherwise practical to do so, the accounts will enter into “cross transactions.” A cross transaction, or cross trade, occurs when the Manager causes a Portfolio to buy a security from, or sell a security to, another client of Alger Management or Alger Affiliates. Alger Management will ensure that any such cross transactions are effected in accordance with applicable law and policies and procedures.
Valuation of Assets. Alger Affiliates may have a conflict of interest in valuing the securities and other assets in which a Portfolio may invest. Alger Management is generally paid an advisory fee based on the value of the assets under management, so more valuable securities will result in a higher advisory fee. Alger Management may also benefit from showing better performance or higher account values on periodic statements.
Certain securities and other assets in which the Portfolios may invest may not have a readily ascertainable market value and will be valued by Alger Management in accordance with the valuation guidelines described in the valuation procedures adopted by the Portfolios. Such securities and other assets may constitute a substantial portion of a Portfolio’s investments. Alger Management’s risk of misstating the value of securities is greater with respect to illiquid securities like those just described.
Alger Affiliates may hold proprietary positions in a Portfolio. One consequence of such proprietary positions is that Alger Management may be incented to misstate the value of illiquid securities.
Regulatory Conflicts. From time to time, the activities of the Portfolios may be restricted because of regulatory or other requirements applicable to Alger Affiliates and/or their internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. As a result, Alger Affiliates may implement internal restrictions that delay or prevent trades for the Portfolios, which could result in less favorable execution of trades and may impact the performance of the Portfolios.
Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Portfolios and Alger Management as well as for other Alger Affiliates. Such situations could arise if Alger Affiliates serve as directors of companies the securities of which a Portfolio wishes to purchase or sell or is representing or providing financing to another potential purchaser. The larger Alger Management’s investment advisory business and Alger Affiliates’ businesses, the larger the potential that these restricted list policies will impact the performance of the Portfolios.
Other Potential Conflicts Relating to the Management of the Portfolio by the Manager
Potential Conflicts Relating to Alger Affiliates’ Proprietary Activities and Activities On Behalf of Other Accounts. Alger Management or Alger Affiliates may invest in equity or fixed-income securities that it recommends to its clients. The results achieved by Alger Affiliates proprietary accounts may differ from those achieved for other accounts. Alger Management will manage the Portfolios and its other client/Alger Affiliates accounts in accordance with their respective investment objectives and guidelines. However, Alger Management may give advice, and take action, with respect to any current or future client/Alger Affiliates accounts that may compete or conflict with the advice Alger Management may give to the Portfolios including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.
The directors, officers and employees of Alger Affiliates, including Alger Management, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Alger Affiliates, including Alger Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Portfolios. To reduce the possibility that the Portfolios will be materially adversely affected by the personal trading described above, Alger Management has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolios’ portfolio transactions. Alger Management has adopted a code of ethics (the “Code of Ethics”) and monitoring procedures relating to certain personal securities transactions by personnel of Alger Management which Alger Management deems to involve potential conflicts involving such personnel, client/Alger Affiliates accounts managed by Alger Management and the Portfolios. The Code of Ethics requires that personnel of Alger Management comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which Alger Management is subject. The Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.
Potential Conflicts in Connection With Proxy Voting
Alger Management has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of clients, including the Portfolios, and to help ensure that such decisions are made in accordance with Alger Management’s fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Alger Management may have the effect of favoring the interests of other clients or Alger Affiliates provided that Alger Management believes such voting decisions to be in accordance with its fiduciary obligations. In other words, regardless of what Alger Management’s conflict of interest is, the importance placed on exercising a client’s right to vote dictates that Alger Management will cast the vote in accordance with its voting guidelines even if Alger Management, its affiliate, or its client, somehow, indirectly, benefits from that vote. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting Policies and Procedures.”
Conflicts in Connection with Sales-Related Incentives
Alger Management has entered into solicitation agreements with each of Weatherbie Capital, LLC and Redwood Investments, LLC, and may introduce prospective clients to Weatherbie Capital, LLC and Redwood Investments, LLC. Subject to the terms of these agreements and applicable federal securities laws, each of Redwood Investments, LLC and Weatherbie Capital, LLC pays Alger Management an annual solicitation fee for such services. While Alger Management does not receive compensation for sales of its accounts (including the Portfolios), except with respect to the solicitation agreements with each of Weatherbie Capital, LLC and Redwood Investments, LLC, Alger LLC serves as the principal underwriter for the Portfolios advised by Alger Management (or sub-advised by Redwood Investments, LLC and Weatherbie Capital, LLC) and, in some cases, receives an asset-based fee for distribution and/or shareholder servicing from the Portfolios. Alger LLC will also receive fees related to contingent deferred sales charges of certain share classes of the Portfolios. In addition, Alger LLC may act as a placement agent for certain private funds managed by Alger Management and its affiliates, and may receive compensation for such services from Alger Management, its affiliates or the private funds.

Alger LLC sales personnel receive commission-based compensation for the sale of products or services for which Alger Management serves as an adviser. Such commission-based compensation may be higher for some products or services than others and thus the incentive to sell those products may be greater. This practice may present a conflict of interest and give Alger LLC sales personnel an incentive to recommend investment products based on the commission they would receive, rather than on a client’s needs. However, Alger LLC provides regular employee training to sales personnel on their responsibility to put clients’ best interests first when recommending investment products. Clients have the option to purchase investment products that Alger LLC sales personnel recommend through other brokers or agents that are not affiliated with Alger Management or Alger LLC. For the avoidance of doubt, Alger LLC sales personnel do not recommend investment products to retail investors.
Alger Affiliates may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Portfolios, or who engage in transactions with or for the Portfolios. For example, Alger Affiliates regularly participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Alger Affiliates understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Portfolios may receive fees from Alger Affiliates or the Portfolios in connection with the distribution of shares in the Portfolios or other Alger Affiliates products. For example, Alger Affiliates may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, ETFs or other products or services offered or managed by Alger Management. Alger Affiliates may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Alger Affiliates’ membership in such organizations allows Alger Affiliates to participate in these conferences and educational forums and helps Alger Affiliates interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Alger Affiliates’ personnel, including employees of Alger Affiliates, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Portfolios or that may recommend investments in the Portfolios or distribute the Portfolios. In addition, Alger Affiliates, including Alger Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Alger Affiliates may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Portfolios or other dealings with the Portfolios that create incentives for them to promote the Portfolios or certain portfolio transactions.
To the extent permitted by applicable law, Alger Affiliates or the Portfolios may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote client/Alger Affiliates accounts, the Portfolios and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Alger Affiliates’ assets, or amounts payable to Alger Affiliates rather than a separately identified charge to the Portfolios, client/Alger Affiliates accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Portfolios, client/Alger Affiliates accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Portfolios, client/Alger Affiliates accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Portfolios, client/Alger Affiliates accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Portfolios, client/Alger Affiliates accounts and other products (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Portfolios, client/Alger Affiliates accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Alger Affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.
The payments made by Alger Affiliates or the Portfolios may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
Potential Conflicts in Connection with Brokerage Transactions
Trade Aggregation. If Alger Management believes that the purchase or sale of a security is in the best interest of more than one account (including the Portfolios), it has the option to aggregate these orders.
When trades are aggregated prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices are generally averaged, and a participating account will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of an individual account.
Orders to purchase or sell the same security are not aggregated in certain circumstances. This may be the case when there is a reasonable distinction between or among the orders. For example, orders without specific price requirements do not have to be aggregated with orders that are to be executed at a specific price. Also, certain accounts may be excluded from an aggregated trade if an account or accounts have a greater relative need to trade separately from other accounts due to legal, risk, tax, or other investment considerations.
Alger Management maintains policies and procedures that it believes are reasonably designed to deal equitably with conflicts of interest that may arise when orders are aggregated. Alger Management may aggregate trades for its clients (including the Portfolios) and Alger Affiliates in private placements pursuant to internally developed procedures. In such cases, Alger Management will negotiate the material terms of such investments, including the price of such investments, and will prepare a written allocation statement reflecting the allocation of the private securities.
Soft Dollars. Alger Management primarily relies on its in-house research to provide buy and sell recommendations. However, Alger Management does acquire research services provided by third party vendors, some of which it pays for with brokerage fees and commissions, sometimes referred to as “soft dollars.” The services that Alger Management may receive include: management meetings; conferences; research on specific industries; research on specific companies; macroeconomic analyses; analyses of national and international events and trends; access to experts on a particular sector, industry or security; evaluations of thinly traded securities; computerized trading screening techniques and securities ranking services; general research services (i.e. Bloomberg, FactSet); alternative data subscriptions.
Consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act, Alger Management will sometimes select brokers that charge higher commissions to provide brokerage and research services than would be charged by brokers providing trade execution services only. This benefits Alger Management because it does not have to pay for the research, products, or services. Such benefit gives Alger Management an incentive to select a broker-dealer based on its interest in receiving the research, products, or services rather than on its clients’ interest in receiving the most favorable execution.
Alger Management periodically monitors execution and commission rates for trades placed with such brokers to assess the overall quality of such trade executions versus comparable trades with non “soft dollar” brokers. Research or other services obtained in this manner is used in servicing any or all of the

Portfolios and other accounts. This includes accounts other than those that pay commissions to the broker providing soft dollar benefits. Therefore, such products and services may disproportionately benefit certain client/Alger Affiliates accounts, including the Portfolios, to the extent that the commissions from such accounts are not used to purchase such services.
Alger Management has entered into commission sharing arrangements, which enable Alger Management to aggregate commissions at a particular broker-dealer. Alger Management can then direct that particular broker-dealer to pay various other broker-dealers from this pool of aggregate commissions for research and research services the broker-dealers have provided to Alger Management. These arrangements allow Alger Management to limit the broker-dealers it trades with, while maintaining valuable research relationships.
In certain cases, a research service may serve additional functions that are not related to the making of investment decisions (such as accounting, record keeping or other administrative matters). Where a product obtained with commissions has such a mixed use, Alger Management will make a good faith allocation of the cost of the product according to its use. Alger Management will not use soft dollars to pay for services that provide only administrative or other non-research assistance.

Appendices

Appendix A: Executive Summary of SRI Proxy Voting Guidelines
The below is a summary of the ISS United States SRI Proxy Voting Guidelines. The complete guidelines are available at https://www.issgovernance.com/file/policy/active/specialty/SRI-US-Voting-Guidelines.pdf?v=2025.2.
Introduction
ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.
These dual objectives carry through to socially responsible investors' proxy voting activity once the security selection process is completed. In voting their shares, socially responsible shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.
Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, Social Advisory Services takes as its frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, Social Advisory Services incorporates the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.
On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.
The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. There may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that Social Advisory Services closely examines the merits of each proposal and considers relevant information and company-specific circumstances in arriving at Social Advisory Services’ recommendations. ISS follows Alger Management’s proxy voting policies and procedures when voting proxies of securities held by the Portfolios, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.
Management Proposals
Board of Directors
Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.
Social Advisory Services will generally oppose all director nominees if the board is not majority independent and will vote against or withhold from non-independent directors who sit on key board committees. Social Advisory Services will also vote against or withhold from incumbent members of the nominating committee, or other directors on a case-by-case basis, where the board is not comprised of at least 40% underrepresented gender identities (which include directors who identify as women or as non-binary) or at least 20% racially or ethnically diverse directors. The election of directors who have failed to attend a minimum of 75% of board and committee meetings held during the period for which they served will be opposed. Furthermore, Social Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed "overboarded" if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.
In addition, Social Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company's public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters (defined as those on the current Climate Action 100+ Focus Group list), through their operations or value chain, Social Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Social Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.
Social Advisory Services supports requests that require the board chair to be independent of management, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also generally supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.
Board Responsiveness
Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors, including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year.
Auditors
While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25% of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.
Takeover Defenses / Shareholder Rights
Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.
Social Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Social Advisory Services generally votes for shareholder proposals that seek to remove antitakeover provisions, as takeover defenses limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.
Miscellaneous Governance Provisions
Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.
Capital Structures
Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.
Social Advisory Services supports a one-share, one-vote policy, supports proposals for cumulative voting, and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s prior or ongoing use of share authorizations and elements of the current request.
Executive and Director Compensation
The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.
Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against Say on Pay proposals if there is a significant misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.
Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.
Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach.

Mergers and Corporate Restructurings
Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.
Mutual Fund Proxies
There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.
Shareholder Proposals
Shareholder Proposals on Corporate Governance and Executive Compensation
Shareholder proposals topics include, among others, board-related issues, takeover defenses and shareholder rights, and executive and director compensation. Each year, shareholders file numerous proposals that address key issues regarding these topics. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.
Shareholder Proposals on Social and Environmental Topics
Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment, government and military, political and charitable giving, and consumer lending and economic development.
Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:
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The number and variety of shareholder resolutions on social and environmental issues has increased;
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Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
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The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
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Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.
Social Advisory Services generally supports requests for additional disclosures that would allow shareholders to better assess the board and management's oversight of risks in the company’s operations. Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image or reduce its exposure to liabilities and risks.

Appendix B: Credit Ratings
Description of certain rating categories assigned by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”), Dominion Bond Rating Service Limited (“DBRS”) and A. M. Best Company, Inc. (“Best”).
Commercial Paper and Short-Term Ratings
The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.
The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody’s. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.
Bond and Long-Term Ratings S&P
Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P’s highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
S&P’s BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.
Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.
Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or B rating.

MOODY’S
Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.
Moody’s Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
Bonds rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
Bonds rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
FITCH
Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.
Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
Fitch’s BB-rated bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
Fitch’s B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRS
Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.
Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.
Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.
Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.
Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.
Bonds rated “B” are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
A.M. Best
The issuer of long-term debt rated aaa has, in A.M. Best’s opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.
The issuer of bb-rated long-term debt has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

Investment Manager:
Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, New York 10004
Distributor:
Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, New York 10004
Transfer Agent:
UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201
Custodian Bank:
The Bank of New York
240 Greenwich Street
New York, New York 10286
Independent Registered Public
Accounting Firm:
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112
Counsel:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
The Alger Portfolios
STATEMENT OF
ADDITIONAL
INFORMATION
April 30, 2026

APPSAI